PROSPECTUS   |   OCTOBER 1, 2015

AB Multi-Manager Funds

AB Multi-Manager Alternative Strategies Fund (Shares Offered—Exchange Ticker Symbol) (Class A–ALATX; Class C–ALCTX; Class R–ALTRX; Class K–ALTKX; Class I–ALTIX; Class Z–ALTZX; Advisor Class–ALTYX)

AB Long/Short Multi-Manager Fund (Shares Offered—Exchange Ticker Symbol) (Class A–LSAMX; Class C–LSCMX; Class R–LSRMX; Class K–LSKMX; Class I–LSIMX; Class Z–LSZMX; Advisor Class–LSYMX)

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

SUMMARY INFORMATION

AB Multi-Manager Alternative Strategies Fund

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund—Sales Charge Reduction Programs for Class A Shares on page 37 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 55 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Management Fees	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other Expenses:
Transfer Agent	0.85%	0.99%	0.55%	0.06%	0.05%	0.02%	0.02%
Other Expenses	0.55%	0.57%	0.48%	0.56%	0.47%	0.57%	0.56%
Dividend Expense, Borrowing Cost and Brokerage Expense on Securities Sold Short	0.89%	0.91%	0.83%	0.76%	0.82%	0.77%	0.77%

Total Other Expenses	2.29%	2.47%	1.86%	1.38%	1.34%	1.36%	1.35%

Total Annual Fund Operating Expenses	4.44%	5.37%	3.76%	3.78%	3.49%	3.26%	3.25%

Fee Waiver and/or Expense Reimbursement(c)	(1.31)%	(1.47)%	(0.94)%	(0.53)%	(0.43)%	(0.50)%	(0.49)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.13%	3.90%	2.82%	3.25%	3.06%	2.76%	2.76%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through September 30, 2016 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 31, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations.

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Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver remains in effect only for the agreed-upon period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$727	$492	$285	$328	$309	$279	$279
After 3 Years	$1,599	$1,474	$1,063	$1,106	$1,031	$957	$955
After 5 Years	$2,479	$2,548	$1,860	$1,904	$1,776	$1,659	$1,655
After 10 Years	$4,725	$5,198	$3,942	$3,985	$3,737	$3,524	$3,516

For the share class listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

Class C
After 1 Year	$392
After 3 Years	$1,474
After 5 Years	$2,548
After 10 Years	$5,198

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the fiscal period from July 31, 2014 (commencement of operations) to May 31, 2015, the Fund’s portfolio turnover rate was 190% of the average value of the portfolio.

PRINCIPAL STRATEGIES:

The Fund seeks to achieve its investment objective primarily by allocating its assets among non-traditional and alternative investment strategies (the “Strategies”). In order to implement the Strategies, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing one or more Strategies.

The Adviser allocates the Fund’s assets principally among the following types of Strategies: (i) long/short equity, (ii) special situations, (iii) credit and (iv) global macro. The Adviser generally allocates the Fund’s assets among a variety of Sub-Advisers, seeking to gain exposure across various Strategies, but may focus the Fund’s investments in particular Strategies in order to take advantage of perceived investment opportunities or based on its current market outlook.

Strategies

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Long/Short Equity: A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. A Sub-Adviser employing a long/short equity strategy generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

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Special Situations: Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. A Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline. A Sub-Adviser employing

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a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

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Credit: A Sub-Adviser that employs credit strategies generally invests in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

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Global Macro: Global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. A Sub-Adviser using a global macro strategy generally may invest in all major markets-equities, bonds, currencies and commodities-though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Some Sub-Advisers using a global macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

The Adviser may determine to allocate the Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund’s assets to Sub-Advisers employing other strategies not described in this Prospectus, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission (the “SEC” or the “Commission”). This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

The Adviser currently intends to allocate assets for each Strategy to the following Sub-Advisers:

Strategy	Sub-Adviser
Long/Short Equity	Chilton Investment Company LLC
Long/Short Equity	Impala Asset Management LLC
Long/Short Equity	Kynikos Associates LP
Long/Short Equity	Lyrical Asset Management LP
Long/Short Equity	Passport Capital, LLC
Long/Short Equity	Sirios Capital Management LP
Special Situations	River Canyon Fund Management LLC
Special Situations	First Pacific Advisors LLC
Special Situations	Halcyon Liquid Strategies IC Management LP
Credit	CQS US LLC
Credit	MPAM Credit Trading Partners LP
Global Macro	None currently

In addition to the Sub-Advisers listed above, Brigade Capital Management, LP has been approved as a Sub-Adviser using a credit strategy, and the Adviser may allocate a portion of the Fund’s assets to Brigade Capital Management, LP in the future.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its Strategy, team, and approach through analysis of, among other criteria, the prior investment returns

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of similar strategies (if any), portfolio exposures, current assets under management, and Strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement its Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

Investment Activities of the Adviser. The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund believes that providing the Adviser with the authority to invest directly in these types of securities and financial instruments provides the Adviser with greater investment flexibility and may allow the Adviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case.

The Fund’s principal investments may include:

•	equity securities, including common and preferred stocks, convertible securities, rights and warrants and depositary receipts;

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fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness;

•	mortgage-backed and other mortgage-related securities, asset-backed securities, municipal securities, to be announced (“TBA”) securities, and custodial receipts;

•	currencies; and

•	restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging countries and securities denominated in a currency other than the U.S. dollar. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, Sub-Advisers utilizing a long/short strategy may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds (“ETFs”), European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”).

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by the Adviser and will have the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, will be able to invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund will limit its investment in the Subsidiary to no more than 25% of its total assets. Any investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

PRINCIPAL RISKS:

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Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency or commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that a particular Strategy may underperform the market generally.

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Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement Strategies

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to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser (e.g., with respect to allocation among Strategies) and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

Strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

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Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

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Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

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Short Sales Risk: The Fund may engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

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Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, there is the risk that a disproportionate share of the Fund’s assets may be committed to one or more investment strategies or techniques, which would result in less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

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Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

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Special Situations Investment Risk: Special situations investing requires a Sub-Adviser to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result.

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Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment

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grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments.

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Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

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Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

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Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

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Non-U.S. Investments Risk: The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

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Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

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Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

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Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

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Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and

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implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

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Commodities-Related Investments Risk: To the extent the fund invests in commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index, the fund will be subject to the risks of investing in commodities, including regulatory, economic and political developments, weather events and natural disasters and market disruptions. Commodities and commodity-linked investments may be less liquid than other investments.

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Subsidiary Risk: The Fund may invest in certain commodities and commodity-related investments through a wholly owned subsidiary organized in the Cayman Islands. The Fund will not invest more than 25% of its managed assets through the Subsidiary. It is not anticipated that the Subsidiary will be registered under the 1940 Act. As an investor in the Subsidiary, the Fund would not have all of the protections offered to investors by the 1940 Act. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

•	Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

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Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

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Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

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Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

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Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•	Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

•

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

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As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

No performance information is provided for the Fund because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	Chilton Investment Company LLC

•	Impala Asset Management LLC

•	Kynikos Associates LP

•	Lyrical Asset Management LP

•	Passport Capital, LLC

•	Sirios Capital Management LP

•	River Canyon Fund Management LLC

•	First Pacific Advisors LLC

•	Halcyon Liquid Strategies IC Management LP

•	CQS (US) LLC

•	MPAM Credit Trading Partners LP

In addition to the Sub-Advisers listed above, Brigade Capital Management, LP has been approved as a Sub-Adviser using a credit strategy, and the Adviser may allocate a portion of the Fund’s assets to Brigade Capital Management, LP in the future.

PORTFOLIO MANAGER:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Marc H. Gamsin	Since July 2014	Senior Vice President

Greg Outcalt	Since July 2014	Senior Vice President

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

•	TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY INFORMATION

AB Long/Short Multi-Manager Fund

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 37 of this Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 55 of the Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares	Class R, K, I and Z Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%(a)	1.00%(b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor	Class R	Class K	Class I	Class Z
Management Fees	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%	1.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Other Expenses:
Transfer Agent	0.06%	0.20%	0.05%	0.06%	0.05%	0.02%	0.02%
Other Expenses	3.67%	3.85%	3.83%	3.85%	3.85%	3.84%	3.78%
Dividend Expense, Borrowing Cost and Brokerage Expense on Securities Sold Short	0.77%	0.67%	0.68%	0.68%	0.68%	0.68%	0.68%

Total Other Expenses	4.50%	4.72%	4.56%	4.59%	4.58%	4.54%	4.48%

Total Annual Fund Operating Expenses	6.65%	7.62%	6.46%	6.99%	6.73%	6.44%	6.38%

Fee Waiver and/or Expense Reimbursement(c)	(3.64)%	(3.96)%	(3.79)%	(3.82)%	(3.81)%	(3.77)%	(3.71)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.01%	3.66%	2.67%	3.17%	2.92%	2.67%	2.67%

(a)	Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year.

(c)	The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the Fund through September 30, 2016 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s Total Annual Fund Operating Expenses to exceed the expense limitations.

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Example

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that the fee waiver remains in effect only for the agreed-upon period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
After 1 Year	$716	$468	$270	$320	$295	$270	$270
After 3 Years	$1,994	$1,873	$1,573	$1,715	$1,645	$1,569	$1,558
After 5 Years	$3,229	$3,299	$2,838	$3,056	$2,949	$2,831	$2,810
After 10 Years	$6,144	$6,551	$5,843	$6,180	$6,017	$5,830	$5,793

For the share class listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

Class C
After 1 Year	$368
After 3 Years	$1,873
After 5 Years	$3,299
After 10 Years	$6,551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the fiscal period from September 30, 2014 (commencement of operations) though May 31, 2015, the Fund’s portfolio turnover rate was 91% of the average value of the portfolio.

PRINCIPAL STRATEGIES:

The Fund seeks to achieve its investment objective primarily by utilizing a long/short equity strategy (“Long/Short Strategy”). In order to implement the Long/Short Strategy, AllianceBernstein L.P. (the “Adviser”) will allocate the Fund’s assets among multiple investment sub-advisers (each a “Sub-Adviser”) that the Adviser believes have substantial experience managing assets in the global securities markets.

A Long/Short Strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. The Adviser and the Sub-Advisers generally will seek to buy securities in the expectation that they will increase in value (called “going long”) and/or sell securities short in the expectation that they will decrease in value (called “going short”). The Adviser and the Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many of the Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

While the Fund is generally expected to have a net long bias over time (the net long exposure of the Fund, i.e. long exposure minus short exposure, is generally expected to range between 40% and 60%), the individual Sub-Advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions. In addition, certain Sub-Advisers are expected to focus primarily on long strategies while others may focus on short strategies.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an application for an exemptive order that the Fund and the Adviser have received from the Securities and Exchange Commission (the “SEC” or the “Commission”). This order permits the Adviser, subject to the supervision and approval by the Board of Directors of the Fund (the “Board”), to enter into sub-advisory agreements with Sub-Advisers, and to materially amend or terminate those agreements, in each case without seeking the approval of the Fund’s shareholders. The Sub-Advisers will not be affiliated with the Adviser. The initial shareholder of the Fund approved the Fund’s operation in this manner and reliance by the Fund on this exemptive order.

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The Adviser currently allocates assets to the following Sub-Advisers:

Sub-Adviser

Passport Capital, LLC

Impala Asset Management LLC

Lyrical Asset Management LP

Sirios Capital Management, L.P.

Kynikos Associates LP

In addition to the Sub-Advisers listed above, Chilton Investment Company, LLC has been approved as a Sub-Adviser, and the Adviser may allocate a portion of the Fund’s assets to Chilton Investment Company LLC in the future.

The Adviser identifies potential Sub-Advisers through a variety of sources. The Sub-Adviser selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Sub-Adviser, the Adviser will first conduct an evaluation of the Sub-Adviser and its team and its investment strategies that it will employ for the Fund through analysis of, among other criteria, the prior investment returns of similar investment strategies (if any), portfolio exposures, current assets under management, and strategy outlook. The Adviser may also (i) conduct background checks; (ii) analyze whether the Sub-Adviser has the personnel, research and technology resources to effectively implement the Fund’s Long/Short Strategy; and (iii) conduct additional due diligence as the Adviser deems appropriate.

Investment Activities of the Adviser. The Adviser allocates the Fund’s assets to the Sub-Advisers but may from time to time manage a portion of the Fund’s assets directly. The Adviser may cause the Fund to invest in securities, options, futures, options on futures, swap contracts, or other derivatives or financial instruments. The Fund believes that providing the Adviser with the authority to invest directly in these types of securities and financial instruments provides the Adviser with greater investment flexibility and may allow the Adviser to take advantage of investment opportunities more quickly and efficiently than would otherwise be the case.

Under normal circumstances, the Fund primarily invests in equity securities and instruments with similar characteristics, including common stock, preferred stock, convertible securities, rights and warrants, depositary receipts, and securities or other instruments whose price is linked to the value of common or preferred stock. The Fund’s principal investments may include currencies and restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

The Fund may also invest in fixed-income and/or floating rate securities, including debt issued by corporations, debt issued by governments (including the U.S. and foreign governments), their agencies, instrumentalities, sponsored entities, and political subdivisions, notes, debentures, debt participations, convertible bonds, non-investment grade securities (commonly known as “junk bonds”), and bank loans (including senior secured loans) and other direct indebtedness.

The Fund’s investments may be publicly traded or privately issued or negotiated. The Fund may invest without restriction as to issuer capitalization, country, currency, maturity or credit rating. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging markets and securities denominated in a currency other than the U.S. dollar. The level of the Fund’s exposure to U.S. and international markets will vary over time based on the outlook of the Adviser and the individual Sub-Advisers. The Fund may from time to time invest a majority of its net assets in securities of foreign issuers, including securities of issuers in emerging markets. From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Sub-Advisers may use various types of derivatives to take both a long and short position in securities or market segments. The Sub-Advisers or the Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund’s net assets.

The Fund also may, from time to time, make investments in public investment vehicles, including other investment companies (including registered investment companies, which may be advised by the Adviser or an affiliate of the Adviser), exchange-traded funds (“ETFs”), European registered investment funds (“UCITS”), real estate investment trusts (“REITs”), private investment funds, and partnership interests, including master limited partnerships (“MLPs”).

The Fund is considered to be “non-diversified,” which means that the Investment Company Act of 1940, as amended (the “1940 Act”), does not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended).

PRINCIPAL RISKS:

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, because of economic changes or other events that affect large portions of the market. Market risk includes the risk that the Fund’s Long/Short Strategy may underperform the market generally.

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•

Allocation and Management Risk: The Adviser will invest the assets of the Fund primarily by allocating Fund assets to the Sub-Advisers. The success of the Fund depends, in part, upon the ability of the Sub-Advisers to develop and implement investment strategies to achieve the Fund’s investment objective. There is no assurance that the Adviser’s allocation decisions will result in the desired effects. Subjective decisions made by the Adviser and/or the Sub-Advisers may cause the Fund to incur losses or to miss profit opportunities on which it might otherwise have capitalized. The success of the Fund’s investment program depends primarily on the trading and investing skills of the Sub-Advisers rather than on the trading and investing skills of the Adviser itself. To the extent that the Adviser is unable to select, manage, allocate appropriate levels of capital to, and invest with Sub-Advisers that, in the aggregate, are able to produce consistently positive returns for the Fund, the performance of the Fund may be impaired.

Some Sub-Advisers have little experience managing registered investment companies which, unlike the private investment funds these Sub-Advisers tend to manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Adviser, each Sub-Adviser is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.

The investment strategies implemented by the Sub-Advisers may fail to produce the intended results. The success of a particular Sub-Adviser is dependent on the expertise of its portfolio managers. Certain Sub-Advisers may have only one or a limited number of key individuals responsible for managing the Fund’s assets. The loss of one or more key individuals from a Sub-Adviser could have a materially adverse effect on the performance of the Fund.

•

Short Sales Risk: It is expected that the Fund will engage in short-selling, which involves the sale of a security that the Fund does not own in the hope of purchasing the same or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security, and therefore the possibility of a theoretically unlimited loss. The Fund must borrow the security to initiate the short sale, and it may be difficult and costly to effect the purchase of the security in order to return it to the lender, particularly if the security is illiquid. The Fund may for a number of reasons be forced to unwind a short sale at a disadvantageous price.

•

Counterparty Risk: The Fund is expected to establish relationships with third parties to engage in derivative transactions and obtain prime and other brokerage services that permit the Fund to trade in any variety of markets or asset classes. If the Fund is unable to establish or maintain such relationships, such inability may limit the Fund’s transactions and trading activity, prevent it from trading at optimal rates and terms, and result in losses.

Some of the markets in which the Fund may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Fund’s counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of the Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

•

Hedging Transactions Risk: The Fund may invest in securities and utilize financial instruments to seek to hedge fluctuations in the values of the Fund’s positions. However, hedging transactions will typically limit the opportunity for gain if the value of such positions should increase, and may not work as intended and actually compound losses. It may not be possible to hedge against certain price fluctuations at a reasonable cost. The Fund generally is not required to enter into hedging transactions and may choose not to do so.

•

Volatility Risk: The Fund will frequently be subject to substantial volatility, which could result from a number of causes. Furthermore, because the Fund’s assets are invested through Sub-Advisers that implement the Fund’s Long/Short Strategy and may be committed to relatively few different investment techniques, the Fund may achieve less diversification than would be suggested by the number of Sub-Advisers being employed. The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

•

Portfolio Turnover Risk: Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The resultant high portfolio turnover could potentially involve substantial brokerage commissions and fees.

•

Fixed-Income Securities Risk: The Fund may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. The value of fixed-income securities will change in response to fluctuations in interest rates and changes in market perception of the issuer’s creditworthiness or other factors. The Fund may invest to a substantial degree in debt securities rated below investment

16

grade, otherwise known as high-yield securities or “junk bonds.” High-yield securities may rank junior to other outstanding securities and obligations of the issuer. Moreover, high-yield securities may not be protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities have speculative elements or are predominately speculative credit risks.

•

Distressed Investments Risk: The Fund may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. Securities and obligations of such distressed companies often trade at a discount to the expected enterprise value that could be achieved through a restructuring and an investor in such securities is exposed to risk that a restructuring will not occur, or will occur on unfavorable terms. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than securities of more financially stable companies.

•

Derivative Instruments Risk: The Fund may enter into options, futures, forwards, swaps and other derivative instrument contracts. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

•

Small Capitalization and Recently Organized Companies Risk: Fund assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. These companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies may be traded in volumes that are lower than are typical of larger company securities.

•

Non-U.S. Investments Risk: The Fund may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves political and economic considerations, such as: the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on income or capital gains; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States.

•

Currency Risk: The Fund may invest a portion of its assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, generally values its securities and other assets in U.S. dollars. To the extent unhedged, the value of the Fund’s assets will fluctuate with currency exchange rates as well as with the price changes of the Fund’s investments. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. The Fund may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

•

Emerging Markets Risk: Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries.

•

Undervalued Securities Risk: The Fund may make certain investments in securities that the Sub-Advisers believe to be undervalued. However, there are no assurances that the securities will in fact be undervalued. In addition, it may take a substantial period of time before the securities realize their anticipated value, and such securities may never appreciate to the level anticipated by the Sub-Advisers.

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•

Quantitative Investment Risk: Certain Sub-Advisers may attempt to execute strategies for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that a Sub-Adviser’s use of quantitative models will result in effective investment decisions for the Fund. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Furthermore, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

•	Multi-Manager Risk: The multi-manager strategy employed by the Fund involves special risks, which include:

•

Offsetting positions. Sub-Advisers may make investment decisions which conflict with each other; for example, at any particular time, one Sub-Adviser may be purchasing shares of an issuer whose shares are being sold (or being sold short) by another Sub-Adviser. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

•

Proprietary investment strategy risk. Sub-Advisers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board or the Adviser. Moreover, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A Sub-Adviser (or the licensor of the strategies used by the Sub-Adviser) may make certain changes to the strategies the Sub-Adviser has previously used, may not use such strategies at all (or the Sub-Adviser’s license may be revoked), and may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

•

Non-Diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Fund because the performance of each security in which the Fund invests has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

•

Real Estate Related Securities Risk: The Fund may invest in real estate related securities and may indirectly invest in real assets, such as real estate, natural resources and commodities, and infrastructure assets. Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investments in real assets involve a substantial degree of risk, including significant financial, operating and competitive risks. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are often subject to heavy cash flow dependency, default by borrowers and self-liquidation.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

No performance information is provided for the Fund because it has not yet been in operation for a full calendar year.

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INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

The Adviser currently allocates Fund assets to the following Sub-Advisers:

•	Passport Capital, LLC

•	Impala Asset Management LLC

•	Lyrical Asset Management LP

•	Sirios Capital Management, L.P.

•	Kynikos Associates LP

In addition to the Sub-Advisers listed above, Chilton Investment Company, LLC has been approved as a Sub-Adviser, and the Adviser may allocate a portion of the Fund’s assets to Chilton Investment Company LLC in the future.

PORTFOLIO MANAGER:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Marc H. Gamsin	Since September 2014	Senior Vice President

Greg Outcalt	Since September 2014	Senior Vice President

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ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

•	PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee-based programs or through other limited or special arrangements approved by the Adviser)	None	None
Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange (the “Exchange”) is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

•	TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

•	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ RISKS AND INVESTMENTS

This section of the Prospectus provides additional information about the Funds’ investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Funds’ investment practices and additional information about each Fund’s risks and investments can be found in the Funds’ SAI.

Strategies

Long/Short Equity. A Sub-Adviser may employ a long/short equity strategy for the portion of a Fund that it manages. A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Sub-Advisers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Long/short equity Sub-Advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity Sub-Advisers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative products. When a Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

Sub-Advisers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Sub-Advisers make use of research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. The Sub-Advisers attempt to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. The relevant Sub-Advisers may also take an active role in determining the event’s outcome. A long/short equity strategy can be affected in a variety of different manners, and the Adviser expects to allocate Fund assets to Sub-Advisers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

Special Situations. A Sub-Adviser for the AB Multi-Manager Alternative Strategies Fund may employ a special situations strategy for its portion of the Fund. Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate or market event or situation. An AB Multi-Manager Alternative Strategies Fund Sub-Adviser employing a special situations strategy will take positions in companies that are or are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers, other types of corporate reorganizations, litigation, or substantial financial or operational stress, or to be affected by regulatory or legislative changes, in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the anticipated event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any special situations discipline.

Sub-Advisers employing a special situations strategy may take an active role in determining the outcome of an event. Often, special situations Sub-Advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding an extraordinary event or transaction. The Fund’s assets are expected to be allocated among Sub-Advisers that focus on a variety of special situations strategies, thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies. Sub-Advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through almost any type of security or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments.

Credit. Sub-Advisers for the AB Multi-Manager Alternative Strategies Fund may employ a credit strategy. Sub-Advisers that employ credit strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (also known as “junk bonds”). The AB Multi-Manager Alternative Strategies Fund may be invested in various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

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Sub-Advisers investing in the credit sector often pursue distressed or high yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

Sub-Advisers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Sub-Adviser believes the marketplace has not yet reflected.

Often, a Sub-Adviser following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Sub-Advisers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies’ liabilities. Sub-Advisers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

Sub-Advisers in the credit sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

Global Macro. Sub-Advisers for the AB Multi-Manager Alternative Strategies Fund employing global macro strategies aim to identify and exploit imbalances in global economies and assets classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Sub-Advisers using these strategies generally may invest in all major markets-equities, bonds, currencies and commodities-though not always at the same time, and will typically use leverage in its investment strategy in the form of short sales, swaps, options and other derivative instruments. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Sub-Advisers employing a global macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these Sub-Advisers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some Sub-Advisers may use a combination of approaches. Sub-Advisers employing a global macro approach typically trade in very liquid, deep markets which may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

Potential for Investment in Other Strategies. The Adviser may determine to allocate the AB Multi-Manager Alternative Strategies Fund’s assets to Sub-Advisers employing all or a subset of the Strategies described herein at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the AB Multi-Manager Alternative Strategies Fund’s assets to Sub-Advisers employing other Strategies not described in this Prospectus. The Adviser may seek to identify and exploit other Strategies that it believes may generate attractive long-term risk-adjusted returns, and may allocate Fund assets to Sub-Advisers that utilize any number of Strategies, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies. The foregoing list of Strategies is not intended to be exhaustive and it is anticipated that the different types of Strategies employed by Sub-Advisers will evolve over time. The Adviser will implement and incorporate new Strategies in a manner it deems advisable from time to time.

Borrowing and Leverage

The Funds may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of each Fund’s assets. Borrowings by a Fund result in leveraging of the Fund’s shares. The Funds may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Fund uses cash made available during the terms of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund’s shareholders. These include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund’s shareholders to realize a higher net investment return than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund’s use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. If a Fund’s current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions or it did not have enough cash available to pay principal or interest, it could be necessary for the Fund to liquidate certain of its investments thereby reducing the net asset value of the Fund’s shares. A Fund may reduce the degree to which it is leveraged by repaying amounts borrowed.

Lending Portfolio Securities

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to generate income for the Fund.

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In general, these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount normally equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Funds also may reinvest cash collateral in private investment vehicles similar to money market funds. The investment of cash collateral involves investment risk. The Funds are entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to a Fund, but could also involve certain risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

Changes in Investment Objectives and Policies

The Funds are series of AB Cap Fund, Inc. with one Board. The Board may change a Fund’s investment objective without shareholder approval. A Fund will provide shareholders with 60 days’ prior written notice of any change to its investment objective. Unless otherwise noted, all policies of the Funds may be changed without shareholder approval.

Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Funds may reduce their positions in equity securities and longer-term debt securities and invest in, without limit, debt securities of the U.S. Government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment-grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments. While a Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

ADDITIONAL DISCUSSION OF STRATEGIES AND DISCUSSION OF PRINCIPAL RISKS

Counterparty Risk

The Funds are expected to establish relationships with third parties to obtain financing, engage in derivative transactions, and obtain prime and other brokerage services that permit a Fund to trade in any variety of markets or asset classes. However, there can be no assurance that the Funds will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit a Fund’s trading activities, create losses, preclude a Fund from engaging in certain transactions, financing, derivative intermediation and prime brokerage services and prevent a Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships before a Fund establishes additional relationships could have a significant impact on the Fund’s business due to its reliance on such counterparties.

Some of the markets in which the Funds may effect transactions are not “exchanged-based,” including “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. Furthermore, there is a risk that any of the Funds’ counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Funds’ counterparties were to become insolvent or the subject of insolvency proceedings, there exists the risk that the recovery of a Fund’s assets from the counterparty will be delayed or be of a value less than the value of the assets originally entrusted to the counterparty.

The Funds may use counterparties located in jurisdictions outside the United States. These counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, no assurances can be provided about the effect of their insolvency on the Funds and their assets.

Hedging Transactions

The Funds may invest in securities and utilize financial instruments including, but not limited to, forward contracts, currency options and equity and interest rate swaps, credit default swaps, caps, collars and floors to seek to hedge fluctuations in the relative values of the Funds’ portfolio positions as a result of changes in various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the value of the portfolio positions. Hedging transactions also typically limit the opportunity for gain if the value of the portfolio position should increase, and may not work as intended and actually compound losses. Moreover, it may not be possible for a Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such

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fluctuations. Additionally, the Funds may at times add market-wide hedges, or hedges focused on particular asset classes (“macro hedges”), to their portfolios. Macro hedges are typically utilized in order to protect a portfolio against macro-related volatility and tail risks. The Funds generally are not required to enter into hedging transactions and may choose not to do so.

The success of the Funds’ hedging transactions is subject to the Sub-Advisers’ ability to correctly predict movements in and the direction of various economic factors and other events, including changes in currency exchange rates, market values and interest rates. Therefore, while the Funds may enter into these transactions to seek to reduce such risks, these transactions may result in a poorer overall performance for the Funds than if they had not engaged in any hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged (or other risks being hedged) may vary. Moreover, for a variety of reasons, the Sub-Advisers may not seek or be able to establish a perfect correlation between hedging instruments and the portfolio holdings (or other risks) being hedged. This imperfect correlation may prevent the Funds from achieving the intended hedge or expose the Funds to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Funds’ portfolio holdings. Moreover, the Sub-Advisers may determine not to hedge against, or may not anticipate, certain risks and the Funds’ portfolios will always be exposed to certain risks that are difficult to effectively hedge, such as counterparty risk.

The success of the hedging strategies of the Funds is subject to the Sub-Advisers’ ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolios being hedged. Because the risk characteristics of many securities change as markets change or time passes, the success of the Funds’ hedging strategies is also subject to the Sub-Advisers’ ability to continually recalculate, readjust and execute hedges in an efficient and timely manner.

Short Sales

The Funds may engage in short-selling. A short sale involves the sale of a security that a Fund does not own in the hope of purchasing the same security or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security and therefore the possibility of a theoretically unlimited loss. To initiate the short sale, the Fund must borrow the security, and the Fund is obligated to return the security to the lender by purchasing the security at a later date, which may be difficult and costly to effect in the event the market for the security has become illiquid. Such illiquidity may be more likely to occur with respect to securities of small capitalization companies. The Fund may be forced to unwind a short sale at a disadvantageous time for a number of reasons, including a call back by the lender of the stock at a time additional stock is not available to borrow, a forced tender of the stock or a merger or other form of corporate consolidation. In the United States, when a short sale is made, the seller generally must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or U.S. Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, such transactions will be governed by local law.

Volatility

The Funds will frequently be subject to substantial volatility, which could result from a number of causes. Some of the Sub-Advisers selected by the Adviser may concentrate their portfolios by holding a relatively limited number of investments. Accordingly, the aggregate returns realized by the Funds may be adversely affected by a small number of investments. Furthermore, while the Adviser will generally allocate the Funds’ assets among Sub-Advisers with differing styles and techniques, there are no fixed allocation percentages. There is the risk that a disproportionate share of the Funds’ assets may be committed to one or more Strategies or techniques. The Adviser generally does not seek to manage the risk that different Sub-Advisers may invest in the same securities or may take substantial positions in the same sectors. This would result in less diversification than would be suggested by the number of Sub-Advisers being employed.

The allocation of Fund assets to new or emerging Sub-Advisers or Sub-Advisers who utilize unique investment strategies or asset classes may subject the Funds to greater volatility due to the greater difficulty in assessing the track record or analyzing the investment strategy and relevant risks of those Sub-Advisers than Sub-Advisers with longer track records or more conventional strategies.

The allocation of Fund assets to Sub-Advisers in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Portfolio Turnover

Certain Sub-Advisers may invest and trade securities on the basis of certain short-term market considerations. The turnover rate for the Funds may be significant, potentially involving substantial brokerage commissions and fees. The Adviser’s allocation of Fund assets among Sub-Advisers may influence the portfolio turnover rates incurred by the Sub-Advisers by causing the Sub-Advisers to purchase and sell portfolio securities.

Special Situations Investing

Certain Sub-Advisers of AB Multi-Managed Alternative Strategies Fund may engage in special situations investing. Special situations investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as a Sub-Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring that

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promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including, among other reasons: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing. Because of the inherently speculative nature of special situations investing, the results of the Fund’s operations may be expected to fluctuate from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results that may be expected in future periods.

Investments in Fixed-Income Securities

The Funds may invest in debt or other fixed-income securities of U.S. and non-U.S. issuers. Fixed-income securities pay fixed, variable or floating rates of interest. The value of fixed-income securities in which the Funds may invest will change in response to fluctuations in interest rates (i.e., interest rate risk). In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of creditworthiness, political stability or soundness of economic policies. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Funds’ investments to decline and this decrease in value may not be offset by higher income from new investments. A Fund may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes.

Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The degree of risk for a particular security may be reflected in its credit rating. The Funds may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by the Funds. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. To the extent a Fund invests in municipal securities, the Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. A Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract.

High-Yield Securities

There is no minimum credit standard that is a prerequisite to the Funds’ acquisition of any security. The Funds are permitted to invest in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” The Funds may invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, a Fund may lose all or substantially all of its investment in any particular instance. Securities in which the Funds may invest may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Funds may invest in securities that are not protected by financial covenants or limitations on additional indebtedness. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. These types of securities are generally less liquid than investment grade debt securities.

The Funds may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with these investments. (The Funds are not required to hedge, and may choose not to do so.) High-yield securities face ongoing uncertainties and exposure to adverse

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business, financial or economic conditions that could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. It is possible that any economic downturn could adversely affect the ability of the issuers of high-yield securities to repay principal and pay interest thereon and increase the incidence of default of those securities. In addition, it is possible that an economic recession could disrupt severely the market for such securities.

Distressed Investments

The Funds may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated. Typically, these transactions may be in publicly traded debentures, notes, bank loans, trade claims or other traded debt or preferred stock of companies in out-of-court or Chapter 11 or other similar court-administered restructuring proceedings and similar judicial financial reorganizations and workouts. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

The limited research coverage, difficulty of financial analysis, legal complexities and weak institutional focus on workouts generally create substantial price differentials between market value and the likely future value. The value of positions in bankrupt companies or in workout situations generally depends on numerous and often unascertainable factors, such as the sale price of assets, the length of the bankruptcy proceeding or negotiations or the resolution of disputes between classes of creditors. Bankruptcy situations may be particularly complicated and may involve a high degree of uncertainty and market risk. Securities and other interests in these types of companies might have to be held for long periods of time.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”)

The Funds may invest in securities that represent an interest in a pool of mortgages and credit card receivables or other types of ABS. The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS often will be led by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.

The adverse effects of prepayments may impact a Fund primarily in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Sub-Advisers may have constructed for these investments, if any, resulting in a loss to the Fund. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

The Funds also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. Investments in subordinated MBS and ABS involve greater risk of default than the senior classes of the issue or series. The Funds may also invest in interest-only pass-through securities, which experience greater yield variability relative to changes in prepayments.

Sub-Prime Mortgage Market

The Funds may invest in certain real estate markets that have recently experienced substantial declines in prices and demand, most notably in the residential housing market. In addition, highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, have recently experienced a period of high delinquency rates and high rates of defaults on loans. These defaults have caused losses for loan originators and certain sub-prime lenders. The uncertain market for certain loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

Zero Coupon and Deferred Interest Bonds

The Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon bonds do not require the periodic payment of interest, and deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These debt obligations are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments may experience greater

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volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, that is, for issuance or delivery at a stated price and yield to or by the purchaser later than the normal settlement date for such securities. The purchaser generally will not pay for such securities or start earning interest on them until they are received. When the purchaser undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased on a when-issued or delayed delivery basis may result in the purchaser’s incurring a loss or missing an opportunity to make an investment. When-issued and delayed delivery purchase commitments could cause a Fund’s NAV per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s NAV. The purchaser may sell the right to acquire the security prior to delivery, which may result in a gain or loss.

Derivative Instruments

The Funds may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” transactions, where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Funds may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Funds may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Funds.

The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Funds also are subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearinghouses. Losses may also arise if a Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral.

Call Options. The Funds may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (e.g., the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.

Put Options. The Funds may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.

Swaps Generally. The Funds may invest in swaps. Investments in swaps involve the exchange by a Fund with another party of their respective commitments. In the case of interest rate swaps, a Fund may exchange with another party its commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects the Funds to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The Funds may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and the Commodity Futures Trading Commission (“CFTC”) and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that

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are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. A Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the CFTC or the SEC, depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Credit Default Swaps (“CDS”). The Funds may invest in CDS. A CDS can be used to implement a Sub-Adviser’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, a Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of a Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, a Fund may buy credit default protection; in such instance, the Fund will pay a premium.

Total Rate of Return Swaps (“TRR”). The Funds may engage in TRR swaps. TRR swaps are another form of derivative that a Fund may utilize in seeking to achieve its investment objective. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.

Interest Rate Swaps. The Funds may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on LIBOR, and denoted as a percentage of the underlying notional amount. In the event that a Fund enters into an interest rate swap and is paying a fixed amount, the Fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a Fund is paying a floating amount, the Fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a Fund is paying a floating amount, the Fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.

Variance and Correlation Swaps. The Funds may enter into variance or correlation swaps. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between a stated level of variance and the actual variance of an underlying asset or index. “Variance” for this purpose is often defined as the sum of the square of the returns on the reference asset or index over the length of the contract term (which in effect is a measure of the volatility of the asset or index). The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation of the underlying securities within a given index. “Correlation” is often defined as the weighted average of the correlations between the daily returns of each pair of securities within a given index. If two assets are closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Commodity-Linked Derivative Instruments

The AB Multi-Manager Alternative Strategies Fund may invest in commodity-linked derivatives such as commodity-linked structure notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Sub-Advisers may seek to gain exposure to various commodities and commodity sectors.

The AB Multi-Manager Alternative Strategies Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in

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the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.

Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

As described below under “Investments in Wholly-Owned Subsidiary,” the AB Multi-Manager Alternative Strategies Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures and options on futures. The Subsidiary may also invest directly in commodities.

The Internal Revenue Service (the “IRS”) has issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Dividends, Distributions and Taxes” below for further information.

Structured Products

The Funds may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes the Fund to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes are determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

The Funds may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, the Funds may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. The Funds’ investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Futures Contracts and Options on Futures Contracts

The Funds may enter into futures contracts. A “sale” of a futures contract means the incurring of a contractual obligation to deliver the securities, commodities or other assets called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the incurring of a contractual obligation to acquire the assets called for by the contract at a specific price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery on an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract (“current contract value”) and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. Options on futures contracts are rights to either buy or sell a particular futures contract during a specified period of time. If the price of the underlying futures contract does not become such that it would be advantageous to exercise an option during the life of such option, the option will expire valueless, resulting in a complete loss of the premium. However, the purchaser of an option may lose no more than the amount of the option premium.

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In the futures markets, margin deposits are less than the notional value of the exposure represented by the futures contracts purchased or sold. In the forward, currency and certain other derivative markets, margin deposits may be even lower or may not be required at all. Such low margin deposits are indicative of the fact that any trading in these markets typically is accompanied by a high degree of leverage. Low margin deposits mean that a relatively small adverse price movement in a futures or forward contract may result in immediate and substantial losses to the investor. For example, if at the time of investment 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of the futures contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for the brokerage commission. Thus, like other leveraged investments, any purchase or sale of a futures, forward or other commodity contract may result in losses in excess of the amount invested.

In addition to the risks associated with trading in futures and options on futures that arise from the leverage and volatility associated with such investments, futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Sub-Advisers from promptly liquidating unfavorable positions and subject the Funds to substantial losses. In addition, the Sub-Advisers may not be able to execute futures contract trades at favorable prices if little trading in the contracts involved is taking place. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.

Forward Contracts

The Funds may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Funds may maintain accounts may require a Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Funds’ counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Sub-Advisers would otherwise recommend, to the possible detriment of the Funds.

Small Capitalization, Recently Organized Companies and Initial Public Offerings

From time to time, a portion of the Funds’ assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because these companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, a Fund may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies.

The Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. Companies offering stock in IPOs may be small capitalization or recently organized companies and may therefore involve the risks discussed in the preceding paragraph. In addition, after securities are offered in an IPO, the prices at which such securities trade may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic or operational reasons.

Non-U.S. Investments

The Funds may invest in securities of non-U.S. companies and foreign countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Funds’ investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions

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and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the United States. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

The Sub-Advisers may trade futures, options and forward contracts on commodity exchanges and markets located outside the United States where CFTC regulations do not apply. In contrast to U.S. exchanges, some non-U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, a Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain non-U.S. commodity exchanges may be subject to price fluctuation limits. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally “linked” to a United States exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No United States organization regulates the activities of a non-U.S. exchange, including the execution, delivery and clearing of transactions on such an exchange, and no United States regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, to the extent a Fund trades on non-U.S. exchanges, it may not be afforded certain of the protections that apply to United States commodity futures transactions, including the right to use alternative dispute resolution procedures. In addition, funds received from a Fund to margin non-U.S. futures transactions may not provide the same protections as funds received to margin futures transactions on United States exchanges.

Non-U.S. Currency Exchange. Certain of the Sub-Advisers may engage in non-U.S. currency exchange rate transactions. Currency exchange rates have been volatile in the past. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk because currency trading is done on a principal to principal basis.

Currency

The Funds may invest a portion of their assets in instruments denominated in currencies other than the U.S. dollar, the prices of which are determined with reference to currencies other than the U.S. dollar. The Funds, however, value their securities and other assets in U.S. dollars. To the extent unhedged, the value of a Fund’s assets will fluctuate with U.S. dollar exchange rates as well as with the price changes of the Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which a Fund makes its investments will reduce the effect of increases and magnify the effect of decreases in the prices of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the Funds’ non-U.S. dollar securities. The Funds also may utilize financial instruments such as currency options and forward contracts to hedge currency fluctuations, but there can be no assurance that such hedging transactions (if implemented) will be effective.

The Funds may receive a portion of their income and gains in currencies other than the U.S. dollar. A reduction in the value of these other currencies relative to the U.S. dollar prior to conversion into U.S. dollars, as applicable, would adversely affect the NAV of the Fund. The Funds may elect not to hedge currency risks.

Emerging Markets Risk

Investment in emerging market securities involves a greater degree of risk than investment in securities of issuers based in developed countries. Among other things, emerging market securities investments may carry the risks of less publicly available information, more volatile markets, less strict securities market regulation, less favorable tax provisions, and a greater likelihood of severe inflation, unstable currency, war and expropriation of personal property than investments in securities of issuers based in developed countries. In addition, the investment opportunities of the Funds in certain emerging markets may be restricted by legal limits on foreign investment in local securities.

Emerging markets generally are not as efficient as markets in developed countries. Volume and liquidity levels in emerging markets are generally lower than in developed countries. When seeking to sell emerging market securities, little or no market may exist for the securities and transactions may need to be made on a neighboring exchange. In addition, issuers based in emerging markets generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to issuers based in developed countries, thereby potentially increasing the risk of fraud or other deceptive practices. Furthermore, due to quality and reliability concerns, official data published by the government or securities exchanges in emerging markets may not accurately reflect actual circumstances.

The issuers of some emerging market securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and therefore potentially carry greater risk. Custodial expenses for a portfolio of emerging market securities generally are higher than for a portfolio of securities of issuers based in developed countries.

Repurchase Agreements

Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities

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dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Investments in Undervalued Securities

The Funds may make certain investments in securities that the Sub-Advisers believe to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, the Funds may be required to hold such securities for a substantial period of time before realizing their anticipated value and such securities may never appreciate to the level anticipated by the Sub-Advisers. During this period, a portion of a Fund’s assets would be committed to the securities purchased, thus possibly preventing the Fund from investing in other opportunities.

Quantitative Investment Risk

Sub-Advisers will typically use quantitative investment models to varying degrees in making investment decisions. The success of a Sub-Adviser’s quantitative investment models is heavily dependent on the mathematical models used by the Sub-Adviser. A Sub-Adviser may select models that are not well suited to prevailing market conditions. Models that have been formulated on the basis of past market data may not be predictive of future price movements. Models may not be reliable if unusual events specific to particular corporations, or major events external to the operations of markets, cause extreme market moves that are inconsistent with the historical correlation and volatility structure of the market. Models also may have hidden biases or exposure to broad structural or sentiment shifts. Finally, the effectiveness of such models tends to deteriorate over time as more traders seek to exploit the same market inefficiencies through the use of similar models.

Quantitative strategies may be highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. The Sub-Advisers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions.

Municipal Market Risk

Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the AB Multi-Manager Alternative Strategies Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. To the extent the Fund invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and

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credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest to a significant extent in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which the Funds invest generally will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Funds may invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Real Estate Investment Trusts

The Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Funds will indirectly bear their proportionate share of expenses incurred by REITs in which the Funds invest in addition to the expenses incurred directly by the Funds.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Investments in Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide the AB Multi-Manager Alternative Strategies Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings. Federal tax requirements limit the extent to which the Fund may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See “Dividends, Distributions and Taxes” below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swaps, commodity options, futures and options on futures. Although the AB Multi-Manager Alternative Strategies Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

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While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as and is subject to the same investment policies and restrictions as the AB Multi-Manager Alternative Strategies Fund, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary is also subject to the same valuation, brokerage, and compliance policies and procedures as the AB Multi-Manager Alternative Strategies Fund. The Fund and the Subsidiary, however, test compliance with certain restrictions on a consolidated basis. In addition, the AB Multi-Manager Alternative Strategies Fund wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the AB Multi-Manager Alternative Strategies Fund and the Subsidiary. The Subsidiary’s financial statements are consolidated with the AB Multi-Manager Alternative Strategies Fund’s financial statements that are included in the Fund’s annual and semi-annual reports to shareholders. Changes in the laws of the United States and/or the Cayman Islands or regulations thereunder could result in the inability of the AB Multi-Manager Alternative Strategies Fund and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Non-Diversified Status

The Funds are “non-diversified” investment companies, which means that a Fund may invest a larger portion of its assets in a smaller number of issuers than a diversified investment company. This increases the risks of investing in the Funds because the performance of each security in which a Fund invests has a greater impact on the Fund’s performance. To the extent that a Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Illiquid Securities

Each Fund limits its investments in illiquid securities to 15% of its net assets. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. If the Funds invest in illiquid securities, the Funds may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Future Developments

A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Cyber Security Risk

Mutual funds, including the Funds, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Funds and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches in companies in which a Fund invests may affect the value of your investment in the Fund.

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INVESTING IN THE FUNDS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Funds. Both Funds offers seven classes of shares through this Prospectus.

The NAV of the Funds is disclosed daily on the Funds’ website or through the investor’s online account information at ABglobal.com and/or by calling (800) 224-5672.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The purchase of the Funds’ shares is priced at the next-determined NAV after your order is received in proper form.

Class A and Class C Shares – Shares Available to Retail Investors

You may purchase the Funds’ Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds’ principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums

Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*	Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000

Other Purchase Information

Your broker or financial advisor must receive your purchase request by the Fund Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day’s public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Funds are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Fund, the Funds will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e. W-9 tax status). Subject to the requirements of local law, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Funds through U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Funds’ Distributor permitting it to accept orders for the purchase or sale of Fund shares.

The Funds will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Fund, have reverted to non-resident status (e.g. a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A shares are also available to the following tax-deferred arrangements:

•	Traditional and Roth IRAs (minimums listed in the table above apply);

•	SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary;

•	by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund; and

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•	through certain special arrangements approved by the Adviser.

The Fund’s SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K, Class I and Class Z Shares – Shares Available to Group Retirement Plans

Class A, Class R, Class K, Class I and Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund (“group retirement plans”). Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund. Class I and Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the Fund.

Class A, Class R, Class K, Class I and Class Z shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K, Class I and Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Required Information

Each Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. A Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI or Bernstein may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from the Fund’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b-1 fee, if any, is disclosed below and in the Fund’s fee table included in the Summary Information section above.

The amount of Rule 12b-1 and/or service fees for each class of each Fund’s shares is up to:

Distribution and/or Service (Rule 12b-1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25%
Class C	1.00%
Advisor Class	None
Class R	0.50%
Class K	0.25%
Class I	None
Class Z	None

Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary’s firm.

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Sales Charges

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Share purchases not subject to sales charges.

A Fund may sell its Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•

persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•

plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein’s Institutional Investment Management Division or Bernstein Global Wealth Management Division including subsequent contributions to those IRAs; or

•

certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell the Fund’s shares, and employees of the Adviser.

Please see the Funds’ SAI for more information about purchases of Class A shares without sales charges.

Class C Shares. You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the
Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Funds.

HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class, Class R, Class K, Class I and Class Z Shares. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABglobal.com (click on “Menu—Americas—Individual Investors—United States (US Citizens)” then “Investments—Understanding Sales Charges”).

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in the Funds with the higher of cost or NAV of existing investments in the Funds, any other AB Mutual Fund, AllianceBernstein Institutional Funds and

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certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of the Fund into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Fund or any other AB Mutual Fund, including AllianceBernstein Institutional Funds, by:

•

an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of the Funds or any AB Mutual Fund within 13 months. The Funds will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Funds that the shareholder qualifies for a reduction. Without notification, a Fund is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Fund or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or

Minimize Charges On Redemption.

CDSC Waivers

A Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

•	if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

•

if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Fund. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Fund. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH.” In addition, the Fund may reinvest your distribution check (and future checks) in additional shares of the Fund if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by a Fund, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account.

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Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of the Funds through pre-authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Funds’ SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•

whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase (Class R, K, I and Z shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Fund’s SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of a Fund and/or provides services to the Fund’s shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay financial intermediaries a fee of up to 1% on purchases of Class A shares that are sold without an initial sales charge.

For Class A, Class C, Class R and Class K shares, up to 100% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

-	up front sales commissions;
-	Rule 12b-1 fees;
-	additional distribution support;
-	defrayal of costs for educational seminars and training; and
-	payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read this Prospectus carefully for information on this compensation.

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Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2015, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Fund—Transfer Agency and Retirement Plan Services” below. These expenses paid by the Fund are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

CCO Investment Services Corp.

Commonwealth Financial Network

Donegal Securities

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI does not make additional payments to financial intermediaries with respect to Class Z shares for distribution services or educational support.

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined

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NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days’ written notice.

HOW TO SELL OR REDEEM SHARES

You may “redeem” your shares (i.e., sell your shares to the Funds) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after a Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Fund Closing Time and submit it to a Fund by a pre-arranged time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund

By Mail:

•	Send a signed letter of instruction or stock power, along with certificates, to:

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:

AllianceBernstein Investor Services, Inc.

8000 IH 10 W, 4th floor

San Antonio, TX 78230

•

For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Fund Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•

For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Fund account per day.

•

Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s shares dilute

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the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as “time zone arbitrage”). Each Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below, subject to a Fund’s ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial

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intermediaries to provide a Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If a Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, a Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES

The Funds’ NAVs are calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, the Funds’ assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Funds invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem their shares in the Funds.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. A Fund may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source, if the Fund believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., certain small cap and emerging growth companies, and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if a Fund determines, in its business judgment, that the event is likely to cause a material change to the last closing market price of a security or other asset or liability held by the Fund. A significant event may relate to a single issuer, to an entire market, sector or country or region, or to overall market volatility. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to its oversight, the Funds’ Board has delegated responsibility for valuing the Funds’ assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Funds’ assets on behalf of the Funds. The Valuation Committee values Fund assets as described above. More information about the valuation of the Funds’ assets is available in the Funds’ SAI.

The AB Multi-Manager Alternative Strategies Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at the current NAV per share every regular business day. The value of the Subsidiary’s shares fluctuates with the value of its portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s investments be marked-to-market each business day to reflect changes in the market value of each investment.

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MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

The Funds’ Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2015 totaling approximately $485.1 billion (of which approximately $99.5 billion represented assets of investment companies sponsored by the Adviser). As of June 30, 2015, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 24 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Adviser, comprising approximately 139 separate investment portfolios, had as of June 30, 2015 approximately 2.8 million shareholder accounts.

The Adviser serves as the “manager of managers” for the Funds and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Funds, including rebalancing each Fund’s target asset allocations among itself and the Sub-Advisers, monitoring the Sub-Advisers for the Funds and ensuring that asset allocations are consistent with a Fund’s investment guidelines. The Adviser determines the allocations to the Funds’ Sub-Advisers and may also manage a portion of a Fund’s assets directly. AB Multi-Manager Alternative Strategies Fund paid the Adviser 1.41% (net of fee waivers) of the Fund’s average net assets and AB Long/Short Multi-Manager Fund paid the Adviser 0% (net of fee waivers) of the Fund’s average net assets, respectively, for the Funds’ fiscal period ended May 31, 2015.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements and subadvisory agreements is available in the Funds’ semi-annual reports to shareholders for the period ended November 30, 2014.

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the AB Multi-Manager Alternative Strategies Fund through September 30, 2016 to the extent necessary to prevent total Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the AB Multi-Manager Alternative Strategies Fund invests, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares (“expense limitations”). Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through July 31, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth in the “Fees and Expenses of the Fund” and above.

The Adviser has contractually agreed to waive its management fees and/or to bear expenses of the AB Long/Short Multi-Manager Fund through September 30, 2016 to the extent necessary to prevent total the Fund operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the AB Long/Short Multi-Manager Fund invests, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Any fees waived and expenses borne by the Adviser through May 31, 2015 may be reimbursed by the Fund until May 31, 2018. Any fees waived and expenses borne by the Adviser from June 1, 2015 through September 30, 2015 may be reimbursed by the Fund until May 31, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth in “Fees and Expenses of the Fund” and above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Subsidiary has entered into a separate advisory agreement with the Adviser, which is the investment adviser for both the Subsidiary and the Funds, under which the Adviser provides investment advisory services and order placement facilities for the Subsidiary. The Subsidiary pays no separate advisory or other fees for these services, which are included in the advisory fee paid by the AB Multi-Manager Alternative Strategies Fund.

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MANAGER OF MANAGERS STRUCTURE

Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and seeks to benefit from different specialists selected from unaffiliated Sub-Advisers. Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the Funds’ Sub-Advisers and to recommend their hiring, termination and replacement. The Adviser and the Funds have received an exemptive order from the SEC that permits the Adviser, with respect to the Funds, to appoint and replace Sub-Advisers, and enter into, amend and terminate sub-advisory agreements with Sub-Advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions set forth in the SEC exemptive order.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser’s investment management fees to increase without shareholder approval.

SUB-ADVISERS

The Funds’ investments, other than those selected by the Adviser, are selected by one or more of the following Sub-Advisers, which act independently of one another.

Chilton Investment Company LLC, located at 1290 E. Main St, Stamford, CT 06902, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund and may in the future serve as a Sub-Adviser to the AB Long/Short Multi-Manager Fund. With respect to the Funds, the firm manages or will manage a long/short equity strategy. Founded in 1992, Chilton Investment Company LLC had approximately $2.4 billion in assets under management as of June 30, 2015.

Impala Asset Management LLC, located at 107 Cherry Street, 2nd Floor, New Canaan, CT 06840, serves as a Sub-Adviser to each of the Funds. With respect to the Funds, the firm manages a long/short equity strategy. Founded in 2004, Impala Asset Management LLC had approximately $2.8 billion in assets under management as of June 30, 2015.

Kynikos Associates LP, located at 20 West 55th Street, New York, NY 10019, serves as a Sub-Adviser to each Fund. With respect to the Funds, the firm manages a long/short equity strategy. Founded in 1985, Kynikos Associates LP had approximately $3.6 billion in assets under management as of June 30, 2015.

Lyrical Asset Management LP, located at 405 Park Avenue, 6th Floor, New York, NY 10022, serves as a Sub-Adviser to each Fund. With respect to the Funds, the firm manages a long/short equity strategy. Lyrical Asset Management LP is an affiliate of Lyrical Partners, L.P., which was founded in 2004. Lyrical Asset Management LP and its affiliates had approximately $3.9 billion in assets under management as of June 30, 2015.

Passport Capital, LLC, located at One Market Street, Steuart Tower, Suite 2200, San Francisco, CA 94105, serves as a Sub-Adviser to each Fund. With respect to the Funds, the firm manages a long/short equity strategy. Founded in 2000, Passport Capital, LLC had approximately $4.1 billion in assets under management as of June 30, 2015.

Sirios Capital Management LP, located at One International Place, Boston, MA 02110, serves as a Sub-Adviser to each Fund. With respect to the Funds, the firm manages a long/short equity strategy. Founded in 1999, Sirios Capital Management LP had approximately $3.7 billion in assets under management as of June 30, 2015.

River Canyon Fund Management LLC (“River Canyon”), located at 2000 Avenue of the Stars, Los Angeles, CA 90067, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm manages a special situations strategy. River Canyon is an affiliate of Canyon Capital Advisors LLC, which was founded in 1990. River Canyon and its affiliates had approximately $24.0 billion in assets under management as of June 30, 2015.

First Pacific Advisors, LLC, located at 11601 Wilshire Blvd., Ste. 1200, Los Angeles, CA 90025, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm manages a special situations strategy. Founded in 1954, First Pacific Advisors, LLC had approximately $32.8 billion in assets under management as of June 30, 2015.

Halcyon Liquid Strategies IC Management LP (“Halcyon”), located at 477 Madison Avenue, 8th Floor, New York, NY 10022, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm will manage a special situations strategy. Halcyon is an affiliate of Halcyon Asset Management LLC, which was founded in 1981. Halcyon and its affiliates had approximately $11.1 billion in assets under management as of June 30, 2015.

Brigade Capital Management, located at 399 Park Avenue, 16th Floor, New York, NY 10022, may serve in the future as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm will manage a credit strategy. Founded in 2006, Brigade had approximately $16 billion in assets under management as of June 30, 2015.

CQS (US) LLC, located at 152 West 57th Street, 40th Floor, New York, NY 10019, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm manages a credit strategy. CQS (US), LLC is part of the CQS group, which was founded in 1999. CQS and its affiliates had approximately $14.4 billion in assets under management as of June 30, 2015.

MPAM Credit Trading Partners LP, located at 600 Superior Avenue East, Suite 2550, Cleveland, OH 44114, serves as a Sub-Adviser to the AB Multi-Manager Alternative Strategies Fund. With respect to such Fund, the firm manages a credit strategy. MPAM Credit Trading Partners LP is an affiliate of MatlinPatterson Asset Management L.P. and MatlinPatterson Global Advisers LLC, which were founded in 2010 and 2002, respectively. MatlinPatterson and its affiliates had approximately $3.1 billion in assets under management as of June 30, 2015.

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PORTFOLIO MANAGERS

The day-to-day management of, and investment decisions for, the Funds’ portfolio in respect of allocating Fund assets among different strategies and Sub-Advisers are made by Messrs. Marc Gamsin and Greg Outcalt. Mr. Gamsin is Senior Vice President of the Adviser and Head and Co-Chief Investment Officer of its Alternative Investment Management Group (“AIMG”) since October 2010. Prior thereto, he was the President of SunAmerica Alternative Investments beginning prior to 2010. Mr. Outcalt is Senior Vice President of the Adviser and Co-Chief Investment Officer of its AIMG, with which he has been associated since October 2010. Prior thereto, he was Executive Vice President of SunAmerica Alternative Investments beginning prior to 2010.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Fund shares in the name of the plan, rather than the participants. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption “Other Expenses” found in the Funds expense table under “Fees and Expenses of the Fund” in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

46

DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends and capital gains distributions, if any, declared by the Funds on their outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Funds. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Funds will pay any dividends or realize any capital gains. The final determination of the amount of a Fund’s return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from the Funds, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gains distributions are taxable as long-term capital gains. Distributions of dividends to the Funds’ non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at the same preferential tax rates applicable to long-term capital gains, if such distributions are derived from, and designated by the Funds as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Funds. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.”

Other distributions by the Funds are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. The Funds will notify you as to how much of the Funds’ distributions, if any, qualify for these reduced tax rates.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Funds’ shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, each Fund’s ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.

The AB Multi-Manager Alternative Strategies Fund intends to seek exposure to the commodities markets primarily through investments in the Subsidiary. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Fund cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. The AB Multi-Manager Alternative Strategies Fund intends to apply for a ruling if the IRS resumes consideration and issuance of the rulings. If the IRS were to

47

change the position expressed in the earlier private letter rulings, then the AB Multi-Manager Alternative Strategies Fund may be required to change its investment strategy in order to continue to qualify as a regulated investment company.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds’ SAI for information on how you will be taxed as a result of holding shares in the Funds.

48

GENERAL INFORMATION

Under unusual circumstances, the Funds may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Generally, the Funds reserve the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS will employ reasonable procedures to verify that telephone requests to purchase, sell or exchange shares are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Otherwise, ABIS is not responsible for the authenticity of telephone requests. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one fund account and to reduce expenses of the funds, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding”, does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

49

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the fiscal periods since each Fund’s inception. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been derived from the financial statements audited by Ernst & Young LLP, the independent registered public accounting firm for the Funds. The report of the independent registered public accounting firm, along with each Fund’s financial statements, including the financial highlights, is included in the Fund’s annual report, which is available upon request.

50

AB Multi-Manager Alternative Strategies Fund

CLASS A
July 31, 2014(a) to May 31,
2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operation	.33

Net asset value, end of period	$10.33

Total Return
Total investment return based on net asset value(d)	3.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$206
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.13%^
Expenses, before waivers/reimbursements(e)	4.44%^
Net investment loss(c)	(.86 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

	CLASS C
	July 31, 2014(a) to May 31,
	2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.14)
Net realized and unrealized gain on investment and foreign currency transactions	.41

Net increase in net asset value from operation	.27

Net asset value, end of period	$10.27

Total Return
Total investment return based on net asset value(d)	2.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.90	%^
Expenses, before waivers/reimbursements(e)	5.37	%(f)^
Net investment loss(c)	(1.67	)%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnotes on page 54.

51

ADVISER CLASS
July 31, 2014(a) to May 31,
2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	.39

Net increase in net asset value from operation	.35

Net asset value, end of period	$10.35

Total Return
Total investment return based on net asset value(d)	3.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,380
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.82%^
Expenses, before waivers/reimbursements(e)	3.76%^
Net investment loss(c)	(.52 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

CLASS R
July 31, 2014(a) to May 31,
2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.10)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operation	.30

Net asset value, end of period	$10.30

Total Return
Total investment return based on net asset value(d)	3.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.25%^
Expenses, before waivers/reimbursements(e)	3.78%^
Net investment loss(c)	(1.16)%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnotes on page 54.

52

CLASS K
July 31, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	.39

Net increase in net asset value from operation	.32

Net asset value, end of period	$10.32

Total Return
Total investment return based on net asset value(d)	3.20%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.06%^
Expenses, before waivers/reimbursements(e)	3.49%^
Net investment loss(c)	(.87 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

CLASS I
July 31, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operation	.34

Net asset value, end of period	$10.34

Total Return
Total investment return based on net asset value(d)	3.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.76%^
Expenses, before waivers/reimbursements(e)	3.26%^
Net investment loss(c)	(.66 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

See footnotes on page 54.

53

CLASS Z
July 31, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	.40

Net increase in net asset value from operation	.34

Net asset value, end of period	$10.34

Total Return
Total investment return based on net asset value(d)	3.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$393,258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.76%^
Expenses, before waivers/reimbursements(e)	3.25%^
Net investment loss(c)	(.67 )%^
Portfolio turnover rate	190%
Portfolio turnover rate (including securities sold short)	251%

(a)	Commencement of operation.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming as initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charged are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

Year ended May 31, 2015
	Class A	Class C	Advisor Class	Class R	Class K	Class I	Class Z
Net of waivers/reimbursements	2.24%^	2.99%^	1.99%^	2.49%^	2.24%^	1.99%^	1.99%^
Before waivers/reimbursements	3.55%^	4.46%^	2.93%^	3.03%^	2.67%^	2.49%^	2.48%^

(f)	Ratio restated from 17.27%.

^	Annualized.

54

Selected Data for A Share of Capital Stock Outstanding Throughout Each Period

AB Long/Short Multi-Manager Fund

CLASS A
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.48

Net asset value, end of period	$10.48

Total Return
Total investment return based on net asset value(d)	4.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.01%^
Expenses, before waivers/reimbursements(e)	6.65%^
Net investment loss(c)	(1.81)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

CLASS C
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.17)
Net realized and unrealized gain on investment and foreign currency transactions	.59

Net increase in net asset value from operation	.42

Net asset value, end of period	$10.42

Total Return
Total investment return based on net asset value(d)	4.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.66%^
Expenses, before waivers/reimbursements(e)	7.62%^
Net investment loss(c)	(2.53)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnotes on page 58.

55

ADVISER CLASS
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.49

Net asset value, end of period	$10.49

Total Return
Total investment return based on net asset value(d)	5.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,013
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.46%^
Net investment loss(c)	(1.55)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

CLASS R
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.14)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.46

Net asset value, end of period	$10.46

Total Return
Total investment return based on net asset value(d)	4.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	3.17%^
Expenses, before waivers/reimbursements(e)	6.99%^
Net investment loss(c)	(2.04)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnotes on page 58.

56

CLASS K
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.12)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.48

Net asset value, end of period	$10.48

Total Return
Total investment return based on net asset value(d)	4.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.92%^
Expenses, before waivers/reimbursements(e)	6.73%^
Net investment loss(c)	(1.79)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

CLASS I
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.49

Net asset value, end of period	$10.49

Total Return
Total investment return based on net asset value(d)	5.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.44%^
Net investment loss(c)	(1.56)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

See footnotes on page 58.

57

CLASS Z
September 30, 2014(a) to May 31, 2015
Net asset value, beginning of period	$10.00

Income From Investment Operation
Net investment loss(b)(c)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.60

Net increase in net asset value from operation	.49

Net asset value, end of period	$10.49

Total Return
Total investment return based on net asset value(d)	5.00%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.67%^
Expenses, before waivers/reimbursements(e)	6.38%^
Net investment loss (c)	(1.55)%^
Portfolio turnover rate	91%
Portfolio turnover rate (including securities sold short)	135%

(a)	Commencement of operation.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming as initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charged are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude expenses on securities sold short:

	Year ended May 31, 2015
	Class A		Class C		Advisor Class		Class R		Class K		Class I		Class Z
Net of waivers/reimbursements	2.24	%^	2.99	%^	1.99	%^	2.49	%^	2.24	%^	1.99	%^	1.99	%^
Before waivers/reimbursements	5.89	%^	6.95	%^	5.78	%^	6.31	%^	6.04	%^	5.77	%^	5.71	%^

^	Annualized.

58

APPENDIX A

Hypothetical Investment and Expense Information

A settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Funds” in this Prospectus, about the effect of the Funds’ expenses, including investment advisory fees and other Fund costs, on the Funds’ returns over a 10-year period. The charts show the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the charts also assume that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Funds is the same as stated under “Fees and Expenses of the Funds.” If you wish to obtain hypothetical investment information for other classes of shares of the Funds, please refer to the “Investor Resources—Calculators—Mutual Funds—Hypothetical Fee and Expense Calculator” on www.ABglobal.com. Your actual expenses may be higher or lower.

AB Multi-Manager Alternative Strategies Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$739.68	$9,739.07
2	$9,739.07	$486.95	$10,226.02	$454.04	$9,771.98
3	$9,771.98	$488.60	$10,260.58	$455.57	$9,805.01
4	$9,805.01	$490.25	$10,295.26	$457.11	$9,838.15
5	$9,838.15	$491.91	$10,330.06	$458.65	$9,871.41
6	$9,871.41	$493.57	$10,364.98	$460.21	$9,904.77
7	$9,904.77	$495.24	$10,400.01	$461.76	$9,938.25
8	$9,938.25	$496.91	$10,435.16	$463.32	$9,971.84
9	$9,971.84	$498.59	$10,470.43	$464.89	$10,005.54
10	$10,005.54	$500.28	$10,505.82	$466.46	$10,039.36
Cumulative		$4,921.05		$4,881.69

*	Expenses are net of any fee waiver or expense waiver until September 30, 2016 per the Adviser’s fee waiver agreement. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver.

AB Long/Short Multi-Manager Fund

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses*	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$727.62	$9,751.13
2	$9,751.13	$487.56	$10,238.69	$680.87	$9,557.82
3	$9,557.82	$477.89	$10,035.71	$667.37	$9,368.34
4	$9,368.34	$468.42	$9,836.76	$654.14	$9,182.62
5	$9,182.62	$459.13	$9,641.75	$641.18	$9,000.57
6	$9,000.57	$450.03	$9,450.60	$628.46	$8,822.14
7	$8,822.14	$441.11	$9,263.25	$616.01	$8,647.24
8	$8,647.24	$432.36	$9,079.60	$603.79	$8,475.81
9	$8,475.81	$423.79	$8,899.60	$591.82	$8,307.78
10	$8,307.78	$415.39	$8,723.17	$580.09	$8,143.08
Cumulative		$4,534.43		$6,391.35

*	Expenses are net of any fee waiver or expense waiver until September 30, 2016, per the Adviser’s fee waiver agreement. Thereafter, the expense ratio reflects the Fund’s operating expenses as reflected under “Fees and Expenses of the Fund” before waiver.

A-1

For more information about the Funds, the following documents are available upon request:

•	ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Funds annual and semi-annual reports to shareholders contain additional information on the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds’ SAI, the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221-5672 For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission (“Commission”):

•	Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

•	Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.

•

Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-1520.

You also may find more information about the Adviser and other AB Mutual Funds on the Internet at: www.ABglobal.com.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File Number 811-01716.

PRO-0166-1015

AB Multi-Manager Funds

AB MULTI-MANAGER ALTERNATIVE STRATEGIES FUND

(Class A–ALATX; Class C–ALCTX; Class R–ALTRX; Class K–ALTKX;

Class I–ALTIX; Class Z–ALTZX; Advisor Class–ALTYX)

AB LONG/SHORT MULTI-MANAGER FUND

(Class A– LSAMX; Class C– LSCMX; Advisor Class– LSYMX; Class R– LSRMX;

Class K– LSKMX; Class I– LSIMX; Class Z– LSZMX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free: (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated October 1, 2015, for the AB Multi-Manager Alternative Strategies Fund and the AB Long/Short Multi-Manager Fund (the “Funds”) of AB Cap Fund, Inc. (the “Company”) that offers Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of the Funds (the “Prospectus”). Copies of the Prospectus may be obtained by contacting AB Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.ABglobal.com.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

Introduction to the Funds

The Company is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s shares are offered in separate series. AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund are series of the Company, separate pools of assets constituting, in effect, separate open-end management investment companies with their own investment objective and policies. Except as otherwise noted, the Funds’ investment objective and policies described below are not “fundamental policies” within the meaning of the “1940 Act”, and may, therefore, be changed by the Board of Directors of the Company (the “Board” or the “Directors”) without shareholder approval. However, a Fund will not change its investment objective without at least 60 days’ prior written notice to shareholders. There is no guarantee that the Funds will achieve their investment objectives. Whenever any investment policy or restriction states a percentage of a Fund’s assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund’s acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Funds’ investment policies and practices supplements the information set forth in the Prospectus.

The AB Multi-Manager Alternative Strategies Fund may pursue its investment objective by investing in AB Multi-Manager Alternative Strategies Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary will be advised by AllianceBernstein L.P., the Fund’s Adviser (the “Adviser”), and will have the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities, that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary will be generally similar to those held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s Subsidiary.

Convertible Securities

Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure. They consequently entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

The Funds may invest in depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities that they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives

The Funds expect, but are not required to, use derivatives for hedging or other risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by the Funds are described below and in the prospectus. Derivatives include listed and cleared transactions where a Fund’s derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions, where a Fund’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives for speculative purposes to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or is rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. A Fund posts initial and variation margin to support its obligations under cleared swaps by making payments to its clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on approval of contracts for central clearing by either the Commodity Futures Trading Commission (“CFTC”) or the Securities and Exchange Commission (“SEC”), depending on the type of derivative and which commission has jurisdiction. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Funds’ interest.

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Funds; investment portfolios, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•	Credit Risk. This is the risk that a loss may be sustained by the Funds as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

•	Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the Funds’ counterparty to perform its obligations under the transaction. If the counterparty defaults, the Funds will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Funds could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Funds. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose the Funds to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. The Funds will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•	Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•	Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, electronic trading (which certain derivatives are already subject to), margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict the Funds’ abilities to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which the Funds invests and its ability to execute its investment strategy.

•	Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Funds’ use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Funds’ investment objective.

Other. The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator (“CPO”). The Funds are not eligible for the limited trading exemption in Rule 4.5 and AllianceBernstein L.P., the Funds’ Adviser (the “Adviser”) has registered as a CPO with respect to the Funds. This registration subjects the Funds to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with SEC disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by the Funds

• Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. The Funds may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. Dollar price of the security (“transaction hedge”). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). If the Adviser or a sub-adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such forward transactions at prices inferior to the then current market values. The Funds may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making investments in foreign currencies, as described below under “Currency Transactions”.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser or a sub-adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser or a sub-adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser or a sub-adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

• Options on Securities. The Funds may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

The Funds may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Funds may write covered options or uncovered options. A call option written by a Fund is “covered” if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the option at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

The Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Funds may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Funds will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser or a sub-adviser, and the Adviser and the sub-adviser have adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Funds to effect a closing transaction at a time when the Adviser or a sub-adviser believes it would be advantageous to do so.

• Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Funds may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Funds have the risk of losing the entire amount paid for the call or put options.

• Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The Funds may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Funds’ security holdings.

A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

The purchase of call options on securities indices may be used by the Funds to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

• Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

In addition, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Funds may also invest in options on foreign currencies for non-hedging purposes as a means of making investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser or a sub-adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. The Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

• Futures Contracts and Options on Futures Contracts. Futures contracts that the Funds may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. The Funds may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund’s portfolio. However, the market for interest rate futures contracts may be more liquid than the cash market for individual bonds, and the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value, or NAV, of the Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

The Funds may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in its value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Fund may also engage in currency “cross hedging” when, in the opinion of the Adviser or a sub-adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

The Funds may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser or a sub-adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of futures contracts on foreign currencies and options on such contracts for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Funds will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

• Total Return Swaps. The Funds may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Funds would be subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment or make a payment to the counterparty.

• Currency Swaps. The Funds may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into the transaction.

• Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Funds accrue for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

• Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which the Funds may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser or a sub-adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

The Funds also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

• Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

• Currency Transactions. The Funds may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser and the sub-advisers may actively manage the Funds’ currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser or a sub-adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Funds and do not present attractive investment opportunities. Such transactions may also be used when the Adviser or a sub-adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a “when-issued” basis or purchases or sales on a “delayed delivery” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a “when, as and if issued” trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Funds assume the rights and risks of ownership of the security, but the Funds do not pay for the securities until they are received. If the Funds are fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Funds’ volatility of returns.

The use of forward commitments enables the Funds to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date. If the Funds choose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Funds assets to the purchase of securities on a when issued basis may increase the volatility of the Funds’ NAV.

At the time the Funds intend to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or “when-issued” basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Funds subject itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Funds may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Funds determine it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Funds may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Funds will meet their obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Funds’ payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party files for bankruptcy, becomes insolvent, or defaults on its obligation, the Funds may be adversely affected.

Illiquid Securities

The Funds will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Funds’ net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Funds over-the-counter and the cover for options written by the Funds over-the-counter, and (c) repurchase agreements not terminable within seven days. As discussed in more detail below, securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Funds might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser or the sub-adviser responsible for an investment in a restricted security, acting under the oversight of the Board, will monitor the liquidity of restricted securities in the Funds that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser of the sub-adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies

The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF’s shares, which is based on supply and demand in the market for the ETFs shares, may differ from its NAV. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if a Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund’s expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Investment in the Wholly-Owned Subsidiary

Investments in the Subsidiary are expected to provide AB Multi-Manager Alternative Strategies Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below under “Dividends, Distributions and Taxes”. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. AB Multi-Manager Alternative Strategies Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although AB Multi-Manager Alternative Strategies Fund may enter into these commodity-linked derivative instruments directly, AB Multi-Manager Alternative Strategies Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary may also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the Fund invests in the Subsidiary, AB Multi-Manager Alternative Strategies Fund will be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be considered similar to an investment company, it will not be registered under the 1940 Act and, unless otherwise noted in the Prospectuses or this SAI, will not be subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of AB Multi-Manager Alternative Strategies Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

Loans of Portfolio Securities

The Funds may seek to increase income by lending portfolio securities to brokers, dealers and financial institutions (“borrowers”) to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules and regulations may be amended from time to time). Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and the collateral will not be sufficient to replace the loaned securities upon the borrower’s default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from the net return from the interest earned on the cash collateral after a rebate is paid to the borrower (which may be a negative amount—i.e., the borrower may pay a fee to the Fund in connection with the loan) and fees are paid to the securities lending agent and for certain other administrative expenses.

A Fund will have the right, by providing notice to the borrower at any time, to call a loan and obtain the securities loaned within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities.

The Funds will invest any cash collateral in a money market fund that complies with Rule 2a-7 under the 1940 Act, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the money market fund’s risk. The Funds may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

The Funds will not have the right to vote on any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments

The Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers (“Loans”) either by participating as co-lender at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution that acts as agent for the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund’s investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The agent typically has broad discretion in enforcing loan agreements.

A Fund’s investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the “Lender”) and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired.

When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. The Funds anticipate that such securities could be sold only to a limited number of institutional investors. A lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. A lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its asset value.

Loans in which the Funds may invest may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. The Funds may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

The mortgage-related securities in which the Funds may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Funds) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations (“CMOs”), CMO residuals, adjustable-rate mortgage securities (“ARMS”), stripped mortgage-backed securities (“SMBSs”), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association, or GNMA, are described as “modified pass-through”. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.

The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA, and the Federal Home Loan Mortgage Association, or FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or “GSEs”), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in light of the funding and liquidity requirements referenced above, effectively backed by the full faith and credit of the U.S. Government.

Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC’s national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations. Another form of mortgage-related security is a “pay-through” security, which is a debt obligation. The Funds may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of “pay-through” mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a “tranche”, is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities (“ARMS”), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities. Stripped mortgage-related securities (“SMRS”) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (“IOs”) receiving all of the interest payments from the underlying assets and one class of principal-only securities (“POs”) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

The Funds will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Funds may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Funds may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Funds’ ability to buy or sell those securities at any particular time. If there is a lack of an active trading market, mortgage-related securities held in the Funds’ portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Other Asset-Backed Securities. The Funds may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities. The Funds may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The fund’s investments includes investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed-rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Therefore, preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Because REITs are often smaller capitalization companies, investing in REITs may involve risks similar to those associated with investing in such companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of a repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Funds to earn a return on temporarily available cash while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Funds.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Funds’ Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser or a sub-adviser monitors the creditworthiness of the dealers with which the Funds enter into repurchase agreement transactions.

The Funds may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements

The terms of reverse repurchase agreements are essentially the reverse of “Repurchase Agreements” described above; in a reverse repurchase agreement transaction, a Fund sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Fund borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Fund posts securities as collateral, the Fund maintains exposures to price declines on these securities since it has agreed to repurchase the securities at a fixed price. In addition, during the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities posted as collateral. If the value of the posted collateral declines, the counterparty would require the Fund to post additional collateral. If the value of the collateral increases, the Fund may ask for some of its collateral back.

By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage risk for the Fund because the Fund maintains exposure to price declines of both the securities it sells in the reverse repurchase transaction and any securities it purchases with the cash it receives under the reverse repurchase agreement. On the other hand, the use of leverage creates the opportunity for increased income for the Fund’s shareholders when the Fund achieves a higher rate of return on the securities it sells in the reverse repurchase transaction and the investment of the transaction proceeds than it effectively pays in interest on the transaction.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In addition, if the counterparty defaults and fails to sell the securities back to the Fund at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Fund would suffer a loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Rights and Warrants

The Funds may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser or a sub-adviser for inclusion in a Fund’s portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts

The Funds’ investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that are in default or are in risk of default (“Distressed Securities”). Distressed Securities may be the subject of restructurings in the context of bankruptcy proceedings or outside of bankruptcy court in a negotiated workout. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser’s or a sub-adviser’s evaluation of the potential future value of such securities in relation to the price that could be obtained at a given time if they were sold, the Fund may determine to hold the instruments in its portfolio.

Securities Ratings

The ratings of fixed-income securities by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), Fitch Ratings (“Fitch”), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. The Adviser and the sub-advisers may use ratings issued by these firms to help assess the risk of fixed-income securities. The ratings are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody’s are considered by Moody’s to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities.

Non-rated securities will also be considered for investment by the Funds when the Adviser or a sub-adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds’ objectives and policies.

The Adviser and the sub-advisers may try to reduce the risk inherent in the Funds’ investment approach through credit analysis, diversification and attention to current market and economic developments and trends. However, there can be no assurance that losses will not occur. In considering investments for the Funds in high-yielding securities, the Adviser or a sub-adviser may attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s or sub-adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In the event that the credit rating of a security held by the Funds are downgraded, the credit quality deteriorates after purchase, or the security defaults, the Funds will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser or a sub-adviser, such investment is appropriate in the circumstances.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales

The Funds may make short sales of securities or maintain short positions. A short sale is affected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund’s gain is limited to the price at which the security is sold short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See “Dividends, Distributions and Taxes-Tax Straddles” for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Funds.

Special Situations

The Funds may, and the Multi-Manager Alternative Strategies Fund expects to, invest in special situations. A special situation arises when, in the opinion of a Fund’s management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements in the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements

The Funds may, from time to time, enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Funds at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Funds are paid a commitment fee, regardless of whether the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Funds has committed to purchase. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Funds and that are unavailable on a firm commitment basis. The Funds will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Funds will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Funds’ NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products

The Funds may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Investing in structured products may be more efficient and/or less expensive for the Funds than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes the Funds to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: The Funds may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Funds economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Funds might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity, futures contract or index.

U.S. Government Securities

U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that may not be supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations (“CMOs”). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

U.S. Government securities also include certain stripped mortgage-related securities. Stripped mortgage-related securities and principal-only securities are described in more detail in “Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities” above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities’ yield or value or the yield or value of the shares of the Funds that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities

A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a “deep discount” price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

The Funds may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Funds may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Funds may consist of principal components held in STRIPS form issued through the U.S. Treasury’s STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated (“stripped”) the principal portions (“corpus”) from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Funds) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as “original issue discount” or “OID”). As a result, in order to make the distributions necessary for the Funds not to be subject to federal income or excise taxes, the Funds may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Funds has actually received as interest during the year. The Funds believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations

Borrowing and Use of Leverage. The Funds may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by the Funds result in leveraging of the Funds’ shares of common stock. The proceeds of such borrowings will be invested in accordance with the Funds’ investment objective and policies. The Funds may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Funds uses the cash proceeds made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Funds’ shareholders. These include a higher volatility of the NAV of the Funds’ shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Funds are able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Funds’ shareholders to realize higher net return than if the Funds were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the return on the leveraged portion of the Funds’ investment portfolio, the benefit of leverage to the Funds’ shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed such return, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Funds were not leveraged. In an extreme case, if the Funds’ current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Funds to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose the Funds to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When the Funds engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Funds’ exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered “senior securities” for purposes of the Funds’ investment restriction concerning senior securities. The segregation of assets is intended to enable the Funds to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Funds’ exposure to loss.

Investments in Lower-Rated and Unrated Instruments. The Funds may invest in lower-rated securities, in some cases, substantially, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody’s or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Funds’ assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which the Funds may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a “call option” and redeems the security, the Funds may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

In seeking to achieve the Funds’ investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Funds’ portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

Additional Risks of Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of the Funds’ position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Funds could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Funds’ ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Funds will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. The Funds will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser or a sub-adviser.

Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Funds to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

However, the purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds’ ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

Sovereign Debt Obligations. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Funds’ ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Funds to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in Sovereign Debt Obligations, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.

Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds may invest in most cases pertain to countries that are among the world’s largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

The Funds are permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Adviser or a sub-adviser believes it to be consistent with the Funds’ investment objective. The Funds may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. For example, remedies from defaults on certain Sovereign Debt Obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Risks of Investments in Foreign Securities. Investors should understand and consider carefully the risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with United States generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the “Exchange”), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Commissions on foreign stock exchanges are often higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Funds’ assets should these conditions or events recur.

Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Funds’ NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser or a sub-adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See “United States Federal Income Taxation of the Fund”.

Investors should understand that the expenses of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and with readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

Foreign Currency Transactions. The Funds may invest in securities denominated in foreign currencies and a corresponding portion of the Funds’ revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund’s net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund’s income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent a Fund will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund’s total assets (adjusted to reflect the Funds’ net position after giving effect to currency transactions) is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser or a sub-adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.

If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of a Fund’s outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

As a matter of fundamental policy, a Fund:

(a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

(c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e) may purchase and sell commodities to the extent allowed by applicable law; and

(f) may not act as an underwriter of securities, except that a Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

The Funds are “non-diversified” investment companies, which means a Fund generally is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. This policy may be changed without a shareholder vote. Because the Funds are non-diversified investment companies, a Fund may invest in a smaller number of individual issuers than a diversified investment company, and an investment in the Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Non-Fundamental Investment Policy

The following is a description of an operating policy that the Funds have adopted but that is not fundamental and is subject to change without shareholder approval.

The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with short sales, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions. These descriptions and notations are not considered to be part of the Funds’ fundamental investment restrictions and are subject to change without shareholder approval.

Concentration. With respect to the fundamental policy relating to concentration set out in (a) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (a) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. For purposes of this concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in (b) above, the 1940 Act restricts the ability of an open-end investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) Certain trading practices and investments, such as reverse repurchase agreements or derivatives, may be considered to be borrowings or involve leverage and thus may be subject to 1940 Act restrictions on borrowings or the issuance of senior securities. In accordance with guidance and interpretations of the SEC and its staff, the policy in (b) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowings, involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act (or guidance or interpretations of the 1940 Act) and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act or guidance and interpretations of the SEC and its staff as necessary to avoid the issuance of a senior security or borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Loans. With respect to the fundamental policy relating to lending set out in (c) above, the 1940 Act does not prohibit a Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Real Estate. With respect to the fundamental policy relating to investments in real estate set out in (d) above, the 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. With respect to the fundamental policy relating to investments in commodities set out in (e) above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. To the extent applicable, a Fund will also comply with the requirements of the CEA and the rules adopted by the CFTC thereunder or any applicable exclusion from those rules.

Underwriting. With respect to the fundamental policy relating to underwriting securities set out in (f) above, it is not believed that the application of the Securities Act would cause the Fund to be engaged in the business of underwriting. The policy in (f) above, however, will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

MANAGEMENT OF THE FUNDS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105, has been retained under investment advisory agreements (the “Advisory Agreements”) to manage the investment of the Funds’ assets or to serve as the “manager of managers” for the Funds. As manager of managers, the Adviser determines the allocations to the Funds’ sub-advisers and may also manage a portion of the Funds’ assets directly. Subject to oversight by the Board, the Adviser has ultimate responsibility for monitoring and coordinating the management of the Funds, including rebalancing the Funds’ target asset allocations among itself and the sub-advisers, monitoring the sub-advisers for the Funds and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2015, totaling approximately $485 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of June 30, 2015, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.1%
AB Holding L.P.	36.5
Unaffiliated holders	1.4

100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries (“AXA and its subsidiaries”). AllianceBernstein Holding L.P. (“Holding”) is a Delaware limited partnership, the units of which (“Holding Units”) are traded publicly on the Exchange under the ticker symbol “AB”. As of June 30, 2015, AXA also owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.7% economic interest in the Adviser as of June 30, 2015.

Advisory Agreements and Expenses

The Adviser serves as investment manager and adviser of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to the Board’s oversight.

Under the Funds’ Advisory Agreements, the Adviser furnishes advice and recommendations with respect to each Fund’s portfolio of securities and investments, and provides persons satisfactory to the Board to act as officers of the Funds. Such officers or employees may be employees of the Adviser or of its affiliates.

The Adviser is, under the Funds’ Advisory Agreements, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, the Funds may employ their own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by the Board.

Each Advisory Agreement provides that it will continue in effect for two years from its effective date and thereafter from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Funds or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” of any such party at a meeting in person called for the purpose of voting on such matter.

Any material amendment to an Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the applicable Fund and by the vote of a majority of the Directors who are not interested persons of the Funds or the Adviser. Each Advisory Agreement is terminable without penalty on 60 days’ written notice by a vote of a majority of the outstanding voting securities of the Funds, by a vote of a majority of the Directors, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchase or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser’s clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

Each Fund has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 1.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses (excluding Acquired Fund Fees and Expenses other than the advisory fees of any AllianceBernstein Fund in which the Fund may invest, interest expense, brokerage commissions and other transaction costs, taxes and extraordinary expenses) do not exceed on an annual basis 2.24%, 2.99%, 1.99%, 2.49%, 2.24%, 1.99% and 1.99% of average daily net assets, respectively, for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. This fee waiver and/or expense reimbursement agreements for the Funds may not be terminated before October 1, 2016. Fees waived and expenses borne by the Adviser before June 1, 2015 in the case of the AB Multi-Manager Alternative Strategies Fund and October 1, 2015 in the case of the AB Long/Short Multi-Manager Fund are subject to reimbursement until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne. No reimbursement payment will be made that would cause the Funds’ total annualized operating expenses to exceed the amounts listed above. For the fiscal period ended May 31, 2015, the Adviser earned $6,236,491 in management fees from the AB Multi-Manager Alternative Strategies Fund and $393,291 in management fees from the AB Long/Short Multi-Manager Fund. Pursuant to the expense limitation agreements, the Adviser waived fees and/or reimbursed expenses of the AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund in the amounts of $1,624,565 and $785,284, respectively.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AB Multi-Manager Alternative Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., and the AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Manager of Managers Structure

Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from unaffiliated sub-advisers (each, a “Sub-Adviser”). Subject to the ultimate responsibility of the Board, the Adviser has the responsibility to oversee the Funds’ Sub-Advisers and to recommend their hiring, termination and replacement. The Adviser and the Funds have received an exemptive order from the SEC that permits the Adviser, with respect to the Funds, to appoint and replace Sub-Advisers, and enter into, amend and terminate sub-advisory agreements with Sub-Advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions set forth in the SEC exemptive order.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining approvals of a new subadvisory (or trading) agreement. The Manager of Managers Structure does not permit the Adviser’s investment management fees to increase without shareholder approval.

The Sub-Advisers

Pursuant to separate subadvisory agreements (each, a “Subadvisory Agreement”), the following Sub-Advisers independently select the investments for the portions of the Fund allocated to them and are responsible for the day-to-day management of the Funds’ assets allocated to them. Pursuant to each Subadvisory Agreement, the Adviser pays each Sub-Adviser for providing services to the Adviser with respect to the Fund a monthly fee at an annual rate equal to a percentage of the Funds’ assets allocated to them.

Chilton Investment Company LLC, located at 1290 E Main St, Stamford, CT 06902, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and may in the future serve as a Sub-Adviser to AB Long/Short Multi-Manager Fund.

Impala Asset Management LLC, located at 107 Cherry Street, 2nd Floor, New Canaan, CT 06840, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund.

Kynikos Associates LP, located at 20 West 55th Street, New York, NY 10019, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund.

Lyrical Asset Management LP, located at 405 Park Avenue, 6th Floor, New York, NY, 10022, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund

Passport Capital, LLC, located at One Market Street, Steuart Tower, Suite 2200, San Francisco, CA 94105, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund.

Sirios Capital Management LP, located at One International Place, Boston, MA 02110, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund and AB Long/Short Multi-Manager Fund.

River Canyon Fund Management LLC, located at 2000 Avenue of the Stars, Los Angeles, CA 90067, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

First Pacific Advisors, LLC, located at 11601 Wilshire Blvd., Ste. 1200 Los Angeles, CA 90025, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

Halcyon Liquid Strategies IC Management LP, located at 477 Madison Avenue, 8th Floor, New York, NY 10022, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

Brigade Capital Management, LP, located at 399 Park Avenue, 16th Floor, New York, NY 10022, may in the future serve as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

CQS (US) LLC, located at 152West 57th Street, 40th Floor, New York, NY 10019, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

MPAM Credit Trading Partners LP, located at 600 Superior Avenue East, Suite 2550, Cleveland, OH 44114, serves as a Sub-Adviser to AB Multi-Manager Alternative Strategies Fund.

Under the Subadvisory Agreements, subject to the supervision and direction of the Board, the Sub-Advisers will manage the portions of the Funds’ assets allocated to them in accordance with the Funds’ stated investment objective and policies, make investment decisions for the allocated portions of the Funds’ assets, place orders to purchase and sell securities and other instruments and employ professional portfolio managers who provide research services to the Fund. The Adviser, not the Funds, pays the fees under the Subadvisory Agreements.

Each of the Subadvisory Agreements will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Directors who are not parties to the agreement or interested persons of any such party with such Directors casting votes in person at a meeting called for such purpose. The Board (including a majority of the Directors who are not parties to the agreement or interested persons of any such party), or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), may terminate a Subadvisory Agreement without penalty, in each case on 60 days’ written notice to the Sub-Adviser or on any shorter period specified in the applicable Subadvisory Agreement. The Adviser may terminate a Subadvisory Agreement on 60 days’ written notice to the Sub-Adviser or on any shorter period specified in the applicable Subadvisory Agreement. Each Sub-Adviser may terminate its Subadvisory Agreement on 90 days’ written notice to the Fund and the Adviser or on any shorter period specified in the applicable Subadvisory Agreement. Each Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event the Advisory Agreement is assigned or terminates for any other reason.

For the fiscal period ended May 31, 2015, the Adviser paid $3,239,572 in sub-advisory fees to the Sub-Advisers of the AB Multi-Manager Alternative Strategies Fund in the aggregate, representing 0.99% of the Fund’s average daily net assets. For the fiscal period ended May 31, 2015, the Adviser paid $204,660 in sub-advisory fees to the Sub-Advisers of the AB Long/Short Multi-Manager Fund in the aggregate, representing 0.99% of the Fund’s average daily net assets.

Board of Directors Information

Certain information concerning the Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Chairman of the Board
Marshall C. Turner, Jr., ## 73, (2014)	Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committee of such Funds since February 2014.	121	Xilinx, Inc. (programmable logic semi-conductors) since 2007.

Other Independent Directors

John H. Dobkin, ## 73, (2014)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	121	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Michael J. Downey, ## 71, (2014)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	121	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010.

William H. Foulk, Jr., ## 83, (2014)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and was Chairman of the Independent Directors Committee of the AB Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations.	121	None

D. James Guzy, ## 79, (2014)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	121	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Nancy P. Jacklin, ## 67, (2014)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	121	None

Garry L. Moody, ## 63, (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AB Funds since 2008.	121	None

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS OR LONGER	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
Earl D. Weiner, ## 76, (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	121	None

INTERESTED DIRECTOR

Robert M. Keith, +,++ 55 (2014)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. (“ABI”)++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	121	None

*	The address for each of the Funds’ Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Funds’ Directors.
##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.
++	The Adviser and ABI are affiliates of the Funds.

In addition to the public company directorships currently held by the Directors set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) from prior to 2010 until July 2014, Mr. Downey was a director of The

Merger Fund (a registered investment company) from prior to 2010 until April 2013, Mr. Guzy was a director of PLX Technology (semi-conductors) from prior to 2010 until November 2013 and a director of Cirrus Logic Corporation (semi-conductors) from prior to 2010 until July 2011, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.

The business and affairs of the Funds are overseen by the Board. Directors who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Directors”, and Directors who are “interested persons” of the Funds are referred to as “Interested Directors”. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Funds’ Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Funds. Additional information concerning the Governance and Nominating Committee’s consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds’ independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Funds and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the AB Funds and of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committee of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a director of Greenbacker Renewable Energy Company LLC and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director’s experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers, including the Sub-Advisers, in the operations of each Fund in accordance with its investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds’ charter and bylaws. The Board typically meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board’s general oversight of the Funds’ investment program and operations and is addressed as part of various regular Board and committee activities. Each Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Funds’ Senior Officer (who is also the Funds’ Independent Compliance Officer), the Funds’ Chief Compliance Officer, the Adviser’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser’s risk management programs. In addition, the Directors receive regular updates on cyber security matters.

Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of each Fund’s accounting and financial reporting policies and practices. The Audit Committee met six times during the AB Multi-Manager Alternative Strategies Fund’s most recently completed fiscal period and six times during the AB Long/Short Multi-Manager Fund’s most recently completed fiscal period.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the AB Multi-Manager Alternative Strategies Fund’s most recently completed fiscal period and three times during the AB Long/Short Multi-Manager Fund’s most recently completed fiscal period.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director’s ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Funds’ current Board members, officers, the Adviser, stockholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If a Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Funds owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if believed not to be an “interested person”, information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Fund(s) owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Funds, and the candidate’s ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Multi-Manager Alternative Strategies Fund’s most recently completed fiscal period and three times during the Long/Short Multi-Manager Fund’s most recently completed fiscal period.

The dollar range of the Funds’ securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AS OF DECEMBER 31, 2014	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2014
John H. Dobkin	None	Over $100,000
Michael J. Downey	None	Over $100,000
William H. Foulk, Jr.	None	Over $100,000
D. James Guzy	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Robert M. Keith*	None	None
Garry L. Moody	None	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000
Earl D. Weiner	None	Over $100,000

*	For information presented as of December 31, 2014 with respect to Mr. Keith, unvested interests in certain deferred compensation plans, including the Partner Compensation Plan, are not included.

Officer Information

Certain information concerning the Funds’ officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUNDS	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the funds in the AllianceBernstein Funds , with which he has been associated since October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2010.

Phyllis J. Clarke, 54	Controller	Vice President of ABIS,** with which she has been associated since prior to 2010.

Marc H. Gamsin, 59	Vice President	Senior Vice President of the Adviser and Head and co-Chief Investment Officer of its Alternative Investment Management Group (“AIMG”) since October 2010. Prior thereto, President of SunAmerica Alternative Investments since prior to 2010.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUNDS	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Greg Outcalt, 53	Vice President	Senior Vice President of the Adviser and Co-Chief Investment Officer of its AIMG, with which he has been associated since October 2010. Prior thereto, Executive Vice President of SunAmerica Alternative Investments since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2010.

*	The address for each of the Funds’ Officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Funds do not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The estimated aggregate compensation to be paid to the Directors by the Funds for the fiscal period ending May 31, 2016, the aggregate compensation paid to each of the Directors during calendar year 2014 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of the directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director of the Fund	Estimated Aggregate Compensation From the Funds*
John H. Dobkin	$2,147
Michael J. Downey	$2,147
William H. Foulk, Jr.	$2,147
D. James Guzy	$2,147
Nancy P. Jacklin	$2,295
Robert M. Keith	$0
Garry L. Moody	$2,434
Marshall C. Turner, Jr.	$3,746
Earl D. Weiner	$2,147

*	Estimated compensation that will be paid by the Fund during the current fiscal period ending May 31, 2016.

Name of Director of the Fund	Total Compensation from the AllianceBernstein Fund Complex, Including the Fund	Total Number of Registered Investment Companies within the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee
John H. Dobkin	$262,000	31	122
Michael J. Downey	$262,000	31	122
William H. Foulk, Jr.	$262,000	31	122
D. James Guzy	$262,000	31	122
Nancy P. Jacklin	$269,500	31	122
Robert M. Keith	$0	31	122
Garry L. Moody	$297,000	31	122
Marshall C. Turner, Jr.	$457,000	31	122
Earl D. Weiner	$272,500	31	122

As of September 18, 2015, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Funds.

Additional Information About the Portfolio Managers

The management of, and investment decisions for, the Funds’ portfolios are made by its senior investment management team. Mr. Marc Gamsin and Mr. Greg Outcalt are the investment professional primarily responsible for the day-to-day management of the Funds’ portfolio (the “Portfolio Manager”). For additional information about the portfolio management of the Fund, see “Management of the Fund – Portfolio Managers” in the Funds’ Prospectus.

The dollar range of the Funds’ equity securities owned directly or beneficially by the Funds’ portfolio managers as of May 31, 2015 are set forth below.

DOLLAR RANGE OF EQUITY SECURITIES

Marc Gamsin	None
Greg Outcalt	$10,001 - $50,000

As of May 31, 2015, employees of the Adviser had approximately $71,815,893 in shares of all AB Mutual Funds (excluding AllianceBernstien money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

The following tables provide information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of May 31, 2015.

AB Multi-Manager Alternative Strategies Fund

Registered Investment Companies

(Excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Greg Outcalt	13	$1,806	0	$0
Marc Gamsin	13	$1,806	0	$0

Other Pooled Investment Vehicles

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (000,000s omitted)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees (000,000s omitted)
Greg Outcalt	24	$10,836	0	$0
Marc Gamsin	24	$10,836	0	$0

Other Accounts

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (000,000s omitted)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees (000,000s omitted)
Greg Outcalt	0	$0	0	$0
Marc Gamsin	0	$0	0	$0

AB Long/Short Multi-Manager Fund

Registered Investment Companies

(Excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Greg Outcalt	13	$1,806	0	$0
Marc Gamsin	13	$1,806	0	$0

Other Pooled Investment Vehicles

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (000,000s omitted)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees (000,000s omitted)
Greg Outcalt	24	$10,836	0	$0
Marc Gamsin	24	$10,836	0	$0

Other Accounts

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (000,000s omitted)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees (000,000s omitted)
Greg Outcalt	0	$0	0	$0
Marc Gamsin	0	$0	0	$0

Investment Professional Conflict of Interest Disclosure.

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds’ prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Mr. Gamsin was hired by the Investment Manager in 2010 as part of the Investment Manager’s acquisition of SunAmerica’s Alternative Investments Group. As part of that acquisition, the Investment Manager entered into asset management agreements with American International Group, Inc. and certain of its affiliates (collectively, “AIG”) for the management of certain proprietary assets of AIG (the “AIG Assets”). Also as part of the acquisition, the Investment Manager entered into an employment agreement with Mr. Gamsin under which he receives specified percentages of the fees (both asset-based and performance-based fees) received by the Investment Manager from AIG for the management of the AIG Assets. The performance fees are assessed only on the AIG Assets (not on the Funds or the assets of the Funds), and are only paid if the return on the AIG Assets exceeds a specified percentage in absolute terms on a calendar year basis. This compensation represents a portion of Mr. Gamsin’s overall compensation.

EXPENSES OF THE FUNDS

Distribution Services Agreement

The Funds have entered into a Distribution Services Agreement (the “Agreement”) with ABI, the Funds’ principal underwriter, to permit ABI to distribute the Funds’ shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of their Class A shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”).

In approving the Plan, the Directors of the Funds determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC, make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Plan will continue in effect with respect to the Funds and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the “Qualified Directors”) and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plan for an additional term at meetings held May 5-7, 2015.

All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the Plan may not be amended in order to increase materially the costs that the Funds may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Funds or the class or classes of the Funds affected. The Agreement may be terminated (a) by the Funds without penalty at any time by a majority vote of the holders of the Funds’ outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days’ written notice; to terminate the Plan only, the Funds are not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered. In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to ABI with respect to that class, and (ii) the Funds would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class - or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Funds as accrued. The distribution services fees attributable to the Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge (“CDSC”) and respective distribution services fees on the Class C shares and the distribution services fees on the Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Funds’ shares.

With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI’s compensation with respect to Class C, Class R or Class K shares under the Plan of the Funds is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares, Class R shares and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

During the fiscal period ended May 31, 2015, the distribution services fees for expenditures payable to ABI by the AB Multi-Manager Alternative Strategies Fund were as follows:

Share Class	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to shares
A	$84	.25%
C	$440	1.00%
R	$42	.50%
K	$46	.25%

For the fiscal period ended May 31, 2015, expenses incurred by the AB Multi-Manager Alternative Strategies Fund and costs allocated to the Fund in connection with activities primarily intended to result in the sale of certain share classes were as follows:

Category of Expense	Class A	Class C	Class R	Class K
Advertising/Marketing	$0	$0	$0	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$0	$0	$0

Compensation to Underwriters	$93	$845	$0	$5

Compensation to Dealers	$8	$13	$0	$3

Compensation to Sales Personnel	$33	$35	$0	$50

Interest, Carrying or Other Financing Charges	$0	$0	$0	$0

Other (includes personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$10	$13	$2	$6

Total	$144	$906	$2	$64

During the fiscal period ended May 31, 2015, the distribution services fees for expenditures payable to ABI by the Long/Short Mulri-Manager Fund were as follows:

Share Class	Distribution services fees for expenditures payable to ABI	Percentage per annum of the aggregate average daily net assets attributable to shares
A	$38	.25%
C	$68	1.00%
R	$34	.50%
K	$17	.25%

For the fiscal period ended May 31, 2015, expenses incurred by the AB Long/Short Multi-Manager Fund and costs allocated to the Fund in connection with activities primarily intended to result in the sale of certain share classes were as follows:

Category of Expense	Class A	Class C	Class R	Class K
Advertising/Marketing	$0	$0	$0	$0

Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to Other than Current Shareholders	$0	$0	$0	$0

Compensation to Underwriters	$23	$0	$0	$0

Compensation to Dealers	$4	$0	$0	$0

Compensation to Sales Personnel	$14	$—	$—	$—

Interest, Carrying or Other Financing Charges	$—	$—	$—	$—

Other (includes personnel costs of those home office employees involved in the distribution effort and the travel-related expenses incurred by the marketing personnel conducting seminars)	$4	$0	$0	$0

Total	$45	$0	$0	$0

Since the commencement of the AB Multi-Manager Alternative Strategies Fund’s operations, the Distributor has incurred and carried over for reimbursement in future years in respect of the Class A, Class C, Class R and Class K shares of the Fund $0, $466, $0 and $18, respectively, representing 0%, 42%, 0% and .02% of the net assets of each class, respectively. Since the commencement of the AB Long/Short Multi-Manager Fund’s operations, the Distributor has incurred and carried over for reimbursement in future years in respect of the Class A, Class C, Class R and Class K shares of the Fund $0, $0, $0 and $0, respectively, representing 0%, 0%, 0% and 0% of the net assets of each class, respectively.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class C, Class R, Class K, Class I and Advisor Class shares of the Funds, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares is higher than the transfer agency fee with respect to the other classes of shares, reflecting the additional costs associated with the Class C CDSCs. For the fiscal period ended May 31, 2015, the AB Multi-Manager Alternative Strategies Fund paid ABIS $67,818 and the AB Long/Short Multi-Manager fund paid ABIS $10,542.

ABIS acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Funds often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for sub-accounting or shareholder servicing or retirement plan accounts are made by the Funds, they are included in your Prospectus in the Fund expense tables under “Fees and Expenses of the Funds”. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

PURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”.

General

Shares of the Funds are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (“Advisor Class shares”), in each case as described below. All of the classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI (“selected agents”) and (iii) ABI.

Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, the Funds or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Funds or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Purchase of Shares

The Funds reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Funds suspend the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of the Funds is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Funds invest might materially affect the value of Fund shares, the NAV is computed as of the Fund Closing Time, which is the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) on each day the Exchange is open by dividing the value of the Funds’ total assets, less its liabilities, by the total number of its shares then outstanding. The Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of the Funds are expected to be substantially the same. However, the NAVs of the Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I, Class Z and Advisor Class shares of the Funds, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

The Funds will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If a financial intermediary or ABIS receives an order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

The Funds may, at their sole option, accept securities as payment for shares of the Funds, including from certain affiliates of the Funds in accordance with the Funds’ procedures, if the Adviser believes that the securities are appropriate investments for the Funds. The securities are valued by the method described under “Net Asset Value” below as of the date the Funds receive the securities and corresponding documentation necessary to transfer the securities to the Funds. This is a taxable transaction to the shareholder.

Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Funds Closing Time, on the Fund business day to receive that day’s public offering price. Telephone purchase requests received after the Funds Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Funds Closing Time on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Funds, the Funds will not issue stock certificates representing shares of the Funds. Ownership of the Funds’ shares will be shown on the books of the Funds’ transfer agent.

Each class of shares in the Funds represents an interest in the same portfolio of investments of the Funds, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C and Class R shares each bear the expense of a higher distribution services fee than those borne by Class A and Class K shares, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee, (iii) Class C shares bear higher transfer agency costs than that borne by the other classes of shares, and (iv) each of Class A, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law. Each class has different exchange privileges and certain different shareholder service options available.

The Directors have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Frequent Purchases and Sales of Funds Shares

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Funds shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Funds to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Funds may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Funds may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

To the extent that the Funds invest significantly in securities of foreign issuers it may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Funds ordinarily calculate their NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Funds calculate their own share prices (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Funds calculate their NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Funds shareholders.

A shareholder engaging in a short-term trading strategy may also target the Funds irrespective of their investments in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). The Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below, subject to the Funds’ ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•	Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Fund shares back to the Funds or redemptions will continue to be permitted in accordance with the terms of the Funds’ current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Funds that the account holder did not or will not in the future engage in excessive or short-term trading.

•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Alternative Purchase Arrangements

Classes A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds. See “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions. Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

SALES CHARGE

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36	3.25	3.00
$250,000 up to $500,000	2.30	2.25	2.00
$500,000 up to $1,000,000*	1.78	1.75	1.50

*	There is no initial sales charge on transactions of $1,000,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “—Contingent Deferred Sales Charge”.

The Funds receive the entire NAV of their Class A shares sold to investors. ABI’s commission is the sales charge shown in the Prospectus less any applicable discount or commission re-allowed to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions or (ii) in exchange for Class A shares of other AB Mutual Funds (as that term is defined under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC.

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

Class A Shares—Sales at NAV. The Funds may sell their Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s AllianceBernstein Institutional Investment Management Division;

(ii)	officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “Relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)	the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

(iv)	persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own account through an omnibus account with the broker-dealers or financial intermediaries;

(v)	certain retirement plan accounts as described under “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts”; and

(vi)	current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Funds to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Funds and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge. Class A share purchases of $1,000,000 or more and Class C shares that, in either case, are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see “Alternative Purchase Arrangements – Group Retirement Plans and Tax-Deferred Accounts” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, if applicable, or purchase of CollegeBoundfund units.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Funds in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Funds to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986 (the “Code”), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1⁄2, (iii) that had been purchased by present or former Directors of the Funds, by the Relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or Relative, or by the estate of any such person or Relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs for Class A Shares—Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a group retirement plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Funds or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Class K Shares

Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares

Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million, to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AB sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares

Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Funds (“group retirement plans”). While Class Z shares are available to certain AllianceBernstein-sponsored group retirement plans, Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs.

Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans..

Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares

Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or (iii) officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i) (iii) and (iv) under “Class A Shares — Sales at NAV”. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Funds in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class C, Class R, or Class K shares.

Alternative Purchase Arrangements—Group Retirement Plans And Tax-Deferred Accounts

The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Funds. In addition, the Class A CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Funds as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Funds’ distribution service plan.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in AB Multi-Manager Alternative Strategies Fund or AB Long/Short Multi-Manager Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Class Z Shares. Class Z shares are available to certain group retirement plans. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees. Class Z shares are also available to certain institutional clients of the Adviser who invest at least $2 million in AB Multi-Manager Alternative Strategies Fund or AB Long/Short Multi-Manager Fund.

Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Funds’ share class eligibility criteria before determining whether to invest.

Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

•	the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

•	the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

•	the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Sales Charge Reduction Programs For Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Funds must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Funds are not notified that a shareholder is eligible for these reductions, the Funds will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Funds (and/or any other AB Mutual Fund) into a single “purchase”. By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares”. A “purchase” means a single purchase or concurrent purchases of shares of the Funds or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company”, as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Funds or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

-AB Limited Duration High Income Portfolio

-AB Bond Inflation Strategy

-AB Intermediate Bond Portfolio

-AB Credit Long/Short Portfolio

-AB High Yield Portfolio

-AB Municipal Bond Inflation Strategy

-AB All Market Real Return Portfolio

-AB Government Reserves Portfolio

-AB Tax-Aware Fixed Income Portfolio

AB Cap Fund, Inc.

-AB Concentrated Growth Fund

-AB Emerging Markets Multi-Asset Portfolio

-AB Market Neutral Strategy – U.S.

-AB Select US Equity Portfolio

-AB Select US Long/Short Portfolio

-AB Small Cap Growth Portfolio

-AB All Market Growth Portfolio

-AB Concentrated Growth Portfolio

-AB Multi-Manager Alternative Strategies Fund

-AB Long/Short Multi-Manager Fund

-AB Global Core Equity Portfolio

-AB Emerging Markets Growth Portfolio

-AB Small Cap Value Portfolio

-AB Multi-Manager Select Retirement Allocation Fund

-AB Multi-Manager Select 2010 Fund

-AB Multi-Manager Select 2015 Fund

-AB Multi-Manager Select 2020 Fund

-AB Multi-Manager Select 2025 Fund

-AB Multi-Manager Select 2030 Fund

-AB Multi-Manager Select 2035 Fund

-AB Multi-Manager Select 2040 Fund

-AB Multi-Manager Select 2045 Fund

-AB Multi-Manager Select 2050 Fund

-AB Multi-Manager Select 2055 Fund

-AB All-Market Income Portfolio

-AB All-Market Alternative Return Portfolio

-AB Emerging Market Core Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Exchange Reserves

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB Global Thematic Growth Fund, Inc.

AB Growth and Income Fund, Inc.

AB High Income Fund, Inc.

AB International Growth Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

-California Portfolio

-National Portfolio

-New York Portfolio

-High Income Municipal Portfolio

AB Municipal Income Fund II

-Arizona Portfolio

-Massachusetts Portfolio

-Michigan Portfolio

-Minnesota Portfolio

-New Jersey Portfolio

-Ohio Portfolio

-Pennsylvania Portfolio

-Virginia Portfolio

AB Trust

-AB Discovery Value Fund

-AB International Value Fund

-AB Value Fund

AB Unconstrained Bond Fund, Inc.

The AB Portfolios

-AB Balanced Wealth Strategy

-AB Conservative Wealth Strategy

-AB Growth Fund

-AB Tax-Managed Balanced Wealth Strategy

-AB Tax-Managed Wealth Appreciation Strategy

-AB Tax-Managed Conservative Wealth Strategy

-AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

-Intermediate California Municipal Portfolio

-Intermediate Diversified Municipal Portfolio

-Intermediate New York Municipal Portfolio

-International Portfolio

-Short Duration Portfolio

-Tax-Managed International Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of the Funds may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares”. In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;

(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Funds held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation and less any amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of either Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements – Class A Shares” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of either Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of either Fund, the investor and the investor’s spouse or domestic partner each purchase shares of either Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of either Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of either Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under the Funds’ Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Funds under the following circumstances:

(a)	the postal service is unable to deliver your checks to your address of record and the checks are returned to the Funds’ transfer agent as undeliverable; or

(b)	your checks remain uncashed for nine months.

Additional shares of the Funds will be purchased at the then current NAV. You should contact the Funds’ transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of the Funds having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70- 1⁄2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Funds automatically reinvested in additional shares of the Fund.

Shares of the Fund owned by a participant in the Funds’ systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Funds’ involuntary redemption provisions. See “Redemption and Repurchase of Shares — General”. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House (“ACH”) network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	upfront sales commissions;

•	Rule 12b-1 fees;

•	additional distribution support;

•	defrayal of costs for educational seminars and training; and

•	payments related to providing sub-accounting or shareholder servicing.

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees”, in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2015, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately .05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. For 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Funds – Transfer Agency Agreement” above. To the extent that these expenses are paid by the Fund, they are included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group, Inc.

Ameriprise Financial Services

AXA Advisors

Cadaret, Grant & Co.

CCO Investment Services Corp.

Commonwealth Financial Network

Donegal Securities

JP Morgan Securities

LPL Financial

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

Santander Securities

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Funds that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to those purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Funds that are different from those imposed below. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. In such cases, orders will receive the NAV next-computed after such order is properly received by the authorized broker or designee and accepted by the Funds.

Redemption

Subject only to the limitations described below, the Charter of the Company requires that the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next-computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Funds’ receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Funds, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Funds’ portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of the Funds, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

Telephone Redemption Payment by Electronic Funds Transfer. The Funds shareholders are entitled to request redemption with payment by electronic funds transfer by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request for payment by electronic funds transfer may not exceed $100,000, and must be made before the Fund Closing Time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption Payment by Check. The Funds’ shareholders are eligible to request redemption with payment by check of Funds shares by telephone at (800) 221-5672 before the Fund Closing Time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions—General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) held in nominee or “street name” accounts, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Funds, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

The Funds may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next-determined after ABI receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase and redemption information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day’s NAV). If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Funds to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of the Funds are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of the Funds as described above with respect to financial intermediaries is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

Account Closure

General. The Funds reserve the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Funds”. The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program

Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

You may exchange your investment in the Funds for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Adviser) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption. When redemption occurs, the CDSC applicable to the shares of the AB Mutual Fund you originally purchased for cash is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of the Funds for Advisor Class shares or Class C shares for Class A shares of the Funds, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Fund’s shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before the Fund Closing Time on a Fund business day as defined above. Telephone requests for exchange received before the Fund Closing Time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believe to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders to reject any order to acquire its shares through exchange or otherwise, to modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds’ independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, NY 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

NET ASSET VALUE

The NAV of the Funds are computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by the Funds on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Funds’ NAVs are calculated by dividing the value of the Funds’ total assets, less its liabilities, by the total number of its shares then outstanding. A business day is any weekday on which the Exchange is open for trading.

Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Funds’ pricing policies and procedures (the “Pricing Policies”) established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board’s continuing oversight, certain of the Board’s duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value the Funds’ assets on behalf of the Fund.

Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

(a) a security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange (“NASDAQ”)), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

(b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

(c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

(d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Board’s Valuation Committee the next day;

(e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

(g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

(h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

(i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity was 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of the amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review.

(j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser received multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security.

(k) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high-yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

(l) whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;

(m) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an “onshore” rate and an “offshore” (i.e., non deliverable forward “NDF”) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

(n) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

(o) short-term securities held in money market funds: the valuation of securities held in AB’s money market funds is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The Adviser also determines the net asset value of each money market fund based upon money market prices provided by an independent pricing vendor on a daily basis. This allows the Adviser to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

(p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

(q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

(r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

(s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

(t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

The Funds value their securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Board. When the Funds use fair value pricing, it may take into account any factors it deems appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Funds ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to their oversight, the Directors have delegated responsibility for valuing the Funds’ assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Directors, to oversee the valuation of the Funds’ assets and the daily calculation of the Funds’ net asset value. Fund assets are valued based on the methodologies described above.

The Board may suspend the determination of the Funds’ NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining the Funds’ NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to each class of shares will be invested together in a single portfolio for the Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends paid by the Funds, if any, with respect to Class A, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the distribution services fee applicable to a class of shares (if any), and the transfer agency costs relating to a class of shares, will be borne exclusively by the class to which they relate.

The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder’s own tax adviser with respect to the specific tax consequences of being a shareholder of the Funds, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions

General

The Funds intend for each taxable year to qualify to be taxed as a “regulated investment company” under the Code. To so qualify, the Funds must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Funds’ assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Funds’ investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Funds’ assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Funds’ assets are invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Funds controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

If the Funds qualify as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

The Funds may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the Funds fail one of these tests and does not timely cure the failure, the Funds will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Funds in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. The Funds’ investments in partnerships, including in qualified publicly traded partnerships, may result in the Funds being subject to state, local or foreign income, franchise or withholding tax liabilities and reporting requirements.

The Funds will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 that year or, if later during the calendar year, the last day of the Funds’ taxable year (i.e., November 30 or December 31) if the Funds are eligible to elect and so elect and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. Special rules apply to foreign currency gains and certain income derived from passive foreign investment companies for which the Funds have made a “mark-to-market” election. For this purpose, income or gain retained by the Funds that is subject to corporate income tax will be considered to have been distributed by the Funds during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Funds on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Funds and assume that the Funds qualify to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions

The Funds intend to make timely distributions of the Funds’ taxable income (including any net capital gain) so that the Funds will not be subject to federal income and excise taxes. Income dividends and capital gains distributions are paid annually, generally in December. Dividends of the Funds’ net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objectives of the Funds are such that only a small portion of the Funds’ distributions are expected to qualify for the dividends-received deduction for corporate shareholders.

Some or all of the distributions from the Funds may be treated as “qualified dividend income,” taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Funds will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Funds from taxable domestic corporations and certain qualified foreign corporations, and provided that the Funds meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Funds in order to take advantage of this preferential tax rate. To the extent distributions from the Funds are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Funds will not be eligible for the lower rates. The Funds will notify shareholders as to how much of the Funds’ distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of the Funds will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Funds.

In addition, a 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.

After the end of the calendar year, the Funds will notify shareholders of the federal income tax status of any distributions made by the Funds to shareholders during such year.

Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Funds for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Funds will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service (the “IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Funds will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the

Funds. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Funds’ default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Qualified Plans. A dividend or capital gains distribution with respect to shares of the Funds held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to “backup withholding” tax (at a rate of 28%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder’s U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

Foreign Income Taxes. Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries is not known.

If more than 50% of the value of the Funds’ total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Funds may elect to “pass through” to the Funds’ shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder’s foreign tax credit with respect to a dividend received from the Funds will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

Each shareholder will be notified within 60 days after the close of each taxable year of the Funds whether the foreign taxes paid by the Funds will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Funds’ gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such “pass through” of foreign taxes.

The federal income tax status of each year’s distributions by the Funds will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund

The following discussion relates to certain significant U.S. federal income tax consequences to the Funds with respect to the determination of its “investment company taxable income” each year. This discussion assumes that the Funds will be taxed as a regulated investment company for each of its taxable years.

Passive Foreign Investment Companies. If the Funds own shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Funds do not elect or are unable to elect to either treat such foreign corporation as a “qualified electing fund” within the meaning of the Code or “mark-to-market” the stock of such foreign corporation, the Funds may be subject to United States federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Funds may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Funds as a result of their ownership of shares in a PFIC will not give rise to a deduction or credit to the Funds or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of “passive income”. In some cases, the Funds may be able to elect to “mark-to-market” stock in a PFIC. If the Funds make such an election, the Funds would include in their taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Funds’ adjusted basis in the PFIC stock. The Funds would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Funds’ taxable income for prior taxable years. The Funds’ adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Funds, would be treated as ordinary loss. The Funds generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Funds purchase shares in a PFIC and the Funds elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Funds may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Funds at the end of each taxable year will be “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Funds on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Funds on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Funds’ net investment income available to be distributed to shareholders as ordinary income, as described above. The Funds can elect to exempt its section 1256 contracts which are part of a “mixed straddle” (as described below) from the application of section 1256.

Gains or loss realized by the Funds on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Funds’ net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Funds upon termination of an option written by the Funds) from the amount received, if any, for or with respect to the option (including any amount received by the Funds upon termination of an option held by the Funds). In general, if the Funds exercise such an option on a foreign currency, or if such an option that the Funds have written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund’s obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles. Any option, futures contract or other position entered into or held by the Funds in conjunction with any other position held by the Funds may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a “mixed straddle”. In general, straddles are subject to certain rules that may affect the character and timing of the Funds’ gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Funds have unrealized gains with respect to the other position in such straddle; (ii) the Funds’ holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Funds all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — “Section 988” Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Funds accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Funds’ investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Funds’ net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Funds will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares. To the extent that such distributions exceed such shareholder’s basis, each will be treated as a gain from the sale of shares.

Other Taxes

The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from the Funds is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Funds is not effectively connected with the foreign shareholder’s U.S. trade or business, then, except as discussed below, distributions of the Funds attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Funds will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Under a provision which expired on December 31, 2014, distributions of the Funds attributable to short-term capital gains and U.S. source portfolio interest income were not subject to this withholding tax if so designated. This provision may be reinstated by Congress, but there can be no assurances that this will be the case.

A foreign shareholder generally would be exempt from federal income tax on distributions of the Funds attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Funds. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Funds is effectively connected with a foreign shareholder’s U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Funds will be subject to federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Funds can differ from the federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Funds.

FATCA

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Board and the Adviser and the Adviser’s authority to manage a portion of the Funds’ assets directly, the Sub-Advisers generally are responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Sub-Advisers generally determine the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). The Funds does not consider sales of shares of the Funds or other investment companies managed by the Adviser or a Sub-Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser or Sub-Advisers. In these cases, the transaction fees charged by the executing broker may be greater than that which another broker may charge if the Funds determine in good faith that the amount of such transaction fee is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Funds, the Adviser, nor, to the Adviser’s knowledge, any Sub-Adviser, have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser or any Sub-Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser or Sub-Adviser and, therefore, may have the effect of reducing the expenses of the Adviser or Sub-Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser or any Sub-Adviser probably does not reduce the overall expenses of the Adviser or any Sub-Adviser to any material extent.

The investment information provided to the Adviser or any Sub-Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser’s or Sub-Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser or Sub-Adviser in carrying out its investment management responsibilities with respect to all its client accounts. Research services furnished by broker-dealers as a result of the placement of Fund brokerage could be useful and of value to the Adviser or a Sub-Adviser in servicing its other clients as well as the Funds; but, on the other hand, certain research services obtained by the Adviser or a Sub-Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds.

The Funds may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. In all cases, the Funds will attempt to negotiate best execution.

Investment decisions for the Funds are made independently from those for other investment companies and other advisory accounts managed by the Adviser and each Sub-Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser or Sub-Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser or a Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds.

Allocations are made by the officers of the Funds or of the Adviser or the relevant Sub-Adviser. Purchases and sales of portfolio securities are determined by the Adviser or Sub-Adviser and are placed with broker-dealers by the trading personnel of the Adviser or Sub-Adviser.

The Funds’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Funds expect to affect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

The aggregate amount of brokerage commissions paid by the Funds during each Fund’s fiscal period ended May 31, 2015, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser and the aggregate dollar amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during such fiscal period are as follows:

Fund	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Fund or the Manager
AB Multi-Manager Alternative Strategies Fund
Fiscal Year Ended May 31, 2015	$1,005,226	$343,820	$581,340,806
AB Long/Short Multi-Manager Fund
Fiscal Year Ended May 31, 2015	$64,883	$27,035	$40,437,135

The Fund may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the “Affiliated Broker”). In such instances the placement of orders with such broker would be consistent with the Funds’ objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid by the Funds to the Affiliated Brokers during the Funds’ fiscal period ended May 31, 2015, and the Affiliated Broker’s percentage of the aggregate brokerage commissions and the aggregate dollar amount of transactions, respectively, are set forth below:

Portfolio	Brokerage Commissions Paid to Affiliated Broker	% of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Broker	% of Fund’s Aggregate Dollar Amount of Brokerage Transactions Involving Payment of Commissions Direct to Affiliated Brokers
AB Multi-Manager Alternative Strategies Fund
Fiscal Year Ended May 31, 2015	$28	<.01%	<.01%
AB Long/Short Multi-Manager Fund
Fiscal Year Ended May 31, 2015	$0	0%	0%

Disclosure of Portfolio Holdings

The Funds believe that the ideas of the Adviser’s and each Sub-Adviser’s investment staff should benefit the Funds and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Funds trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of the Funds’ portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. The policies and procedures relating to disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Funds’ operation or useful to the Funds’ shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Funds do not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.

The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser’s website (www.ABglobal.com). The Adviser generally posts on the website a complete schedule of the Funds’ portfolio securities, generally as of the last day of each calendar quarter, approximately 30 days after the end of that quarter. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Funds, the market value of the Funds’ holdings, and the percentage of the Funds’ assets represented by the portfolio security. In addition to the schedule of portfolio holdings, the Adviser posts information about the number of securities the Funds hold, a summary of the Funds’ top ten holdings (including name and the percentage of the Funds’ assets invested in each holding), and a percentage breakdown of the Funds’ investments by credit risk or securities type, as applicable, approximately 45 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser’s employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about the Funds’ portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Funds’ service providers who require access to the information in order to fulfill their contractual duties relating to the Funds (including, without limitation, pricing services and proxy voting services), (ii) to facilitate the review of the Funds by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Funds shareholders. The Adviser does not expect to disclose information about the Funds’ portfolio holdings to individual or institutional investors in the Funds or to intermediaries that distribute the Funds’ shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Funds’ portfolio holdings is permitted, however, the Adviser’s Chief Compliance Officer (or his designee) must determine that the Funds have a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Funds’ shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser’s product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Funds’ shareholders. The Adviser’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Funds and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Funds and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser’s policy and any applicable confidentiality agreement. The Adviser’s Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds’ portfolio holdings: (i) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Funds’ custodian in connection with its custody of the Funds’ assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

The Funds are a series of the Company, a Maryland corporation. The AB Multi-Manager Alternative Strategies Fund was organized in 2014 under the name “AllianceBernstein Multi-Manager Alternative Strategies Fund.” The AB Long/Short Multi-Manager Fund was organized in 2014 under the name “AllianceBernstein Long/Short Multi-Manager Fund”. The Funds’ names were changed to their current names on January 20, 2015.

The Board is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board may create additional series of shares in the future, for reasons such as the desire to establish one or more additional portfolios of the Company with different investment objectives, policies or restrictions. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Funds’ assets and, upon redeeming shares, will receive the then current NAV of the Funds represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios and additional classes of shares within the Funds. If an additional portfolio or an additional class within the Funds were established, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

Each class of shares of the Funds represents an interest in the same portfolio of investments and has the same rights and is identical in all respects, except that each class of shares bears its own Rule 12b-1 fees (if any) and transfer agency expenses. Each class of shares of the Funds votes separately with respect to the Funds’ Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Funds, are entitled to receive the net assets of the Funds.

Principal Holders

To the knowledge of the Funds, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Funds as of September 18, 2015:

Custodian and Accounting Agent

State Street Bank and Trust Company (“State Street”) acts as the custodian for the assets of the Funds and has no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Funds’ Directors, State Street may enter into subcustodial agreements for the holding of the Funds’ foreign securities.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds, and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Funds offered hereby will be passed upon by Seward & Kissel LLP located at 901 K Street N.W., Washington, D.C. 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Funds.

Code of Ethics and Proxy Voting Policies and Procedures

The Funds, the Adviser, ABI and the Sub-Advisers have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Certain of these codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

The Adviser or Sub-Adviser responsible for the Funds’ ownership of a security is responsible for voting proxies on that security in accordance with the Adviser’s or the respective Sub-Adviser’s proxy voting policies and procedures. The Adviser’s and Sub-Advisers’ proxy voting policies and procedures are attached as Appendix A.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Funds’ website at www.ABglobal.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds for the fiscal periods ended May 31, 2015 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds’ annual reports. The annual reports for the Funds were filed on Form N-CSR with the SEC on August 10, 2015. The Funds’ annual reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABglobal.com.

APPENDIX A:

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy (“Proxy Voting Policy” or “Policy”) and this policy statement to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in “Voting Transparency”, can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies

In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company’s remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS’s recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client’s position and is contrary to ISS’s recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

Chilton Investment Company LLC

Proxy Voting Policies and Procedures Exhibit 7: Proxy Voting

CHILTON INVESTMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	Proxy Voting Responsibility

As a registered investment adviser exercising discretionary management authority over client accounts, Chilton Investment Company, LLC (“Chilton”) acknowledges its fiduciary obligation to vote proxies on behalf of those client accounts that have delegated proxy voting authority to Chilton (“Clients”). Chilton will, in a prudent and diligent manner, vote proxies solely in the best interest of Clients, consistent with their investment objectives.

It should be noted that although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that may prevent or interfere with Chilton’ ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person or through re-registration of shares out of “street name” that could impact liquidity. Such proxies are voted on a best-efforts basis given the above logistical problems.

II.	Proxy Voting Committee

Chilton has established a Proxy Voting Committee (the “Proxy Voting Committee”). The Proxy Voting Committee is responsible for creating and implementing Chilton’s proxy voting policies and procedures for determining the manner in which proxies are voted on behalf of Client accounts and, in this regard, has expressly adopted the policies and procedures set forth herein. The organization, functions and responsibilities of the Proxy Voting Committee include the following:

1.	The Proxy Voting Committee will consist of at least 3 members designated by Chilton’s management. A member of Chilton’s Legal and Compliance department will be a non-voting member of the Proxy Voting Committee and will serve as the Proxy Voting Committee’s secretary.

2.	The Proxy Voting Committee may delegate its authority to a subcommittee or, as forth herein, to certain designees.

3.	The Proxy Voting Committee has the authority to utilize the services of Institutional Shareholder Services, Inc. (“ISS”) or another outside service provider selected by the Proxy Voting Committee at its sole discretion, provided that the Proxy Voting Committee determines that the instructions given to such service provider are in the best interests of each Client.

4.	The Proxy Voting Committee will have the authority to amend, as necessary, these proxy voting policies and procedures consistent with Chilton’s obligation to vote proxies in a prudent and diligent manner in the best interests of each Client.

5.	The Proxy Voting Committee will meet periodically to review generally these proxy voting policies and procedures, to review voting recommendations made from time to time by ISS, and otherwise as needed, to address any outstanding or special proxy voting issues. The Proxy Voting Committee has the exclusive authority to oversee all proxy decisions delegated to Chilton by Clients. The Proxy Voting Committee may delegate to a member of Chilton’s Legal and Compliance department the responsibility to supervise, on a day-to-day basis, the proxy voting process and ISS’s implementation of voting instructions from Chilton.

6.	The Proxy Voting Committee will timely advise ISS of any differences between Chilton’s most recent proxy voting policies and those of ISS, and will promptly cause to be communicated to ISS any special vote determinations made by, or authorized by, the Proxy Voting Committee.

7.	The Proxy Voting Committee may, at any time, request the assistance of the Chilton’s Legal and Compliance department in connection with any matters before the Proxy Voting Committee. The Proxy Voting Committee may also request analyses and advice from investment professionals within Chilton and outside sources to the extent that the Proxy Voting Committee deems it appropriate.

8.	The Proxy Voting Committee or its designees will document in writing all of its decisions and actions, which documentation will be maintained by the Proxy Voting Committee, or its designees, for a period of at least 6 years from the date of entry.

III.	General Proxy Voting Policy and Guidelines

It is Chilton’s policy in voting proxies to consider and, where applicable, vote each proposal in accordance with the investment objectives of each Client. To assist Chilton in its proxy voting responsibilities, Chilton has retained the services of ISS as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include the formulation of proxy voting guidelines on various corporate governance issues, and the provision of in-depth research, analysis and voting recommendations, as well as vote execution, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.

To ensure that proxy votes are cast in the best interests of Clients as well as to ensure consistency in voting proxies on behalf of Clients and to help avoid conflicts of interests that might arise between Chilton and its Clients, Chilton has generally adopted ISS’s proxy voting guidelines which Chilton believes are in the best interests of its Clients. These guidelines, certain of which are described below, address a broad range of issues, including, among other things, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues, and are meant to be general voting parameters on issues that arise most frequently. A complete listing of the proxy voting guidelines used by ISS and Chilton will be maintained, either electronically or physically, in the records of the Proxy Voting Committee and updated from time to time by the Legal and Compliance department.

In certain instances, Chilton may vote on a Client’s behalf on a proxy proposal in a manner other than by following the pre-determined general guidelines. ISS may, at times, advise Chilton that ISS is unable to make a vote recommendation with respect to a particular proxy matter. Also, because proxy proposals and individual company facts and circumstances may vary, Chilton may, in certain cases, if it believes that it would be in its Clients’ best interest to do so, determine to vote on a particular proxy matter in a manner that is contrary to the pre-determined general guidelines. Situations may also arise in which Chilton may cast different votes on behalf of two or more Chilton Client accounts that follow different investment strategies or objectives but that are invested in the same company.

In each of the foregoing instances, the Proxy Voting Committee will review and evaluate the proxy proposal first to assess whether a conflict of interest of interest exists between Chilton and any Client. In cases where the Proxy Voting Committee determines that no conflict of interest exists, the Proxy Voting Committee may designate a portfolio manager at Chilton to determine how to vote the proxy in the best interests of the Client, provided that the Proxy Voting Committee reasonably believes, based on such review as it considers appropriate, that the designated portfolio manager does not have a personal or other relationship that could present an actual or potential conflict of interest with the Client’s interests, and that he or she has not received any communication with respect to the proxy that would violate any Chilton written policy on information barriers. In cases where the Proxy Voting Committee determines that a conflict of interest does exist or potentially exists, the Proxy Voting Committee will determine how to vote the proxy in the best interests of the Client. In voting the proxy, the Proxy Voting Committee may determine whether the conflict of interest will be disclosed to the Client, whether the Client’s consent will be obtained prior to voting (if applicable), and whether guidance should be obtained from independent third parties.

The Proxy Voting Committee may also determine to abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a Client’s interests are better served by an abstention than by voting such proxies.

The following represents a guideline for each of the identified principal policy issues:

Routine Proposals

“Routine proposals” includes such issues as the approval of auditors and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is Chilton’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

Non-Routine Proposals

“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: restructuring efforts, changes to the number of directors, name changes, mergers & acquisitions (or equivalent actions), changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value. However, as a general rule, Chilton does not intend to substitute its judgment for that of management’s.

Corporate Governance Proposals

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. These proposals will be analyzed with a goal of maximizing shareholder value and may generate negative responses from Chilton.

Social Issues Proposals

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. Chilton’s policy is that the merit of the social issues should not take precedence over financial ones. Chilton will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These proposals will be viewed in the light of voting in a manner that Chilton believes maximizes shareholder value.

IV.	Administration

All proxy votes on behalf of Chilton’s Clients will be entered electronically into ISS’s ProxyMaster system.

A description of these policies and procedures will be provided to each investor (“Investor”) in the investment funds managed by Chilton (the “Funds”) by incorporation into Part 2 of Chilton’s Form ADV or by such other means as the Proxy Voting Committee may determine. The description will advise Investors that they may obtain a complete copy of these policies and procedures by contacting the Chief Compliance Officer in writing and requesting such information. Each Investor may also request in writing from the Chief Compliance Officer information concerning the manner in which proxy votes have been cast on behalf of such Investor’s Fund during the prior annual period with respect to portfolio securities held in such Funds’ account. Such information will be provided to the Investor in writing as soon as is practicable. These rules also apply to any Managed Account over which Chilton has contractual authority to manage the account’s investments and which includes authority to vote proxies on behalf of the Managed Account.

Chilton will retain the following books and records relating to its proxy voting activities on behalf of Client accounts in accordance with the requirements of Rule 204-2(c)(2) under the Advisers Act:

1.	A copy of these proxy voting policies and procedures and of the descriptions hereof provided to Investors or owners of Managed Accounts.

2.	A copy of each proxy statement received by Chilton regarding Client securities unless a copy thereof is maintained by ISS on Chilton’s behalf or available on the SEC’s EDGAR system.

3.	A record of each vote cast by Chilton on behalf of a Client unless such record is maintained by ISS on Chilton’s behalf.

4.	A copy of any document created by Chilton that was material to Chilton’s decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

5.	A copy of each written Investor request to Chilton for information on how Chilton voted proxies on behalf of that Investor’s Fund, and a copy of any written response by Chilton to any written or oral Investor request for information on how Chilton voted proxies on behalf of that Investor’s Fund. This procedure also applies to any Managed Account.

To the extent that Chilton relies on the record keeping services of ISS for purposes of items 2 and 3 above, Chilton will obtain an undertaking from ISS to provide such information promptly upon Chilton’s request.

The foregoing books and records will be maintained by Chilton, or its designee, for a period of six years from the date of entry.

The procedures set forth herein apply to the voting of proxies relating to publicly-traded securities held by Chilton’s Clients. Chilton will generally administer the proxy voting for shares of privately-traded securities, or shares held in Chilton proprietary accounts, without using ISS.

Impala Asset Management LLC

Proxy Voting

Implementation Date: 8/3/2009

Most Recent Amendment Date: N/A

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy

Impala will vote proxies in the best interest of its clients without regard to Impala’s interest. Impala will support company management when, in its opinion, management has the intent and ability to maximize shareholder wealth over the long term. Proposals that diminish the rights of shareholders or diminish management or board accountability to shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts may be supported, provided that such measures to not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show Impala’s disfavor with a company’s chief executive or particular directors.

In instances where Impala has determined that it is not in the best interest of its clients to follow the policy described above, the Compliance Committee must approve any recommendations for votes. The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

There may be some instances in which Impala will choose not to vote or may not be able to vote a proxy. Issues that may affect proxies for international securities include extraordinary requirements, such as share blocking, or the requirement to vote the security in person. Impala may choose not to vote proxies when it is in the client’s best interest or when the cost of voting outweighs the potential benefits received.

Investors may contact Impala to obtain a copy of the proxy voting policy. In addition, investors may contact Impala for information on how the proxies for the securities in their portfolio were voted. All such information will be provided to investors free of charge.

This policy will be reviewed and approved on an annual basis by the Compliance Committee.

Conflicts of Interest

Conflicts of interest may arise when Impala or an affiliate has a relationship with an issuer that may affect Impala’s judgment in voting securities in the best interest of client accounts. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

1.	Conflict: An investor or prospective investor in one of the funds is affiliated with an issuer that is held in a fund portfolio. For example, Company A’s pension fund invests in an Impala fund. Company A is a public company and an Impala fund holds shares of Company A. This type of relationship may influence Impala to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue to invest with Impala.

2.	Conflict: An investor in one of the funds is an officer or director of an issuer that is held in a fund portfolio. A similar conflict exists in this relationship as the one discussed above.

3.	Conflict: Impala’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an employee may be a high-level executive of an issuer that is held in a fund portfolio. The spouse could attempt to influence Impala to vote in favor of management.

4.	Conflict: An employee personally owns a significant number of an issuer’s securities that are also held in a fund portfolio. For any number of reasons, the employee may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by Impala’s proxy voting policy. The employee could oppose voting the proxies according to the policy and successfully influence Impala to vote proxies in contradiction to the policy.

Impala will make every effort to ensure that proxy votes are not affected by conflicts of interest. Impala realizes that due to the difficulty of predicting and identifying all conflicts, it must rely on employees to notify the CCO of any material conflict that may impair Impala’s ability to vote proxies in an objective manner.

In addition, any attempts by employees to influence the voting of client proxies in a manner that is inconsistent with Impala’s proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entities outside Impala to influence the voting of client proxies shall be reported to the CCO.

Procedures for Voting Proxies

These proxy voting procedures are designed to enable Impala to resolve material conflicts of interest with clients before voting their proxies.

1.	Impala shall be the designated party to receive proxy voting materials on behalf of its clients.

2.	Compliance shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.	Compliance will compare each proxy to a security holdings list as of the record date of the proxy to ensure the accuracy of the number of shares. Impala will generally only exercise proxy voting authority hen a client’s holdings of an individual stock represent 5% or more of the client’s portfolio. In cases where the security is held in a margin account, the number of available shares as of the record date will be confirmed. Securities held in the margin account are often lent by the custodian resulting in instances in which no shares are available for voting.

4.	The CCO will reasonably try to assess any material conflicts between Impala’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section.

5.	Provided that no material conflicts of interest are identified, Impala will determine how to vote the proxy in the interest of maximizing shareholder value. Impala may also elect to abstain from voting if it deems such abstinence is in its clients’ best interest. The rationale for abstaining from votes (other than those that represent less than 5% of a client’s portfolio) will be documented and the documentation will be maintained in the permanent file.

6.	If the CCO is made aware of a conflict of interest, the Compliance Committee will meet to determine the vote that is in the best interest of Impala’s clients by reviewing the proxy voting materials and any additional documentation necessary to determine the appropriate vote. Records of any such meeting and all documentation shall be maintained for a period of five years.

7.	If a decision cannot be reached by the Compliance Committee, Impala will engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Impala should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on Impala.

8.	Any attempts by an employee to influence the voting of proxies in a manner that is inconsistent with Impala’s policy must be reported to the CCO or, if the Managing Partner is the person attempting to influence the voting, then to Impala’s outside counsel.

Class Action Lawsuits

Impala has the authority to advise or act for the Impala Funds with respect to any legal proceeding, including class action lawsuits and bankruptcies involving securities purchased or held by the funds. It is the responsibility of the CCO to evaluate each proceeding and take appropriate action. The CCO may consult with the portfolio manager or analyst who recommended purchasing the security regarding such matters.

Recordkeeping

Impala will maintain the following documentation for a period of not less than five years, the first two years of which such documentation shall be maintained at its principal place of business.

1.	Investor requests to review proxy votes, including the identity of the investor, the date of the request, and a copy of the response provided;

2.	A copy of all proxy statements received;

3.	A record of how Impala voted client proxies; and

4.	Any documentation that was material to making a decision on how to vote, or that memorialized the basis for the decision.

Disclosure

Impala will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to Impala’s proxy voting policy and procedures; and (ii) information about how investors may obtain information on how Impala voted proxies.

Proxy Solicitation

As a matter of practice, it is Impala’s policy not to reveal or disclose to any investor how Impala may have voted (or intends to vote) on a particular proxy until after it votes the proxy. Impala will not generally disclose such information to unrelated third parties.

The Managing Partner and CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. The CCO shall handle all responses to such solicitations.

Responsibility

The CCO is responsible for ensuring that proxies are voted in accordance with the policies and procedures outlined above.

Kynikos Associates, L.P.

Proxy Voting Policies and Procedures

PROXY VOTING POLICIES AND PROCEDURES

(Effective as of January 1, 2014)

1.	Statement of Policy; Applicability of Section 2 Only to ERISA Accounts

Kynikos Associates LP and its affiliated investment advisory companies, including Ursus Capital Management I LLC (collectively, the “Firm”), serve, and in the future may serve, as investment managers for various clients, including ERISA accounts. “ERISA account” means a managed account or a Kynikos Company that is subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Firm has discretion to vote the proxies of its clients, it will vote those proxies in the best interests of its clients and in accordance with these Proxy Voting Policies and Procedures (this “Proxy Policy”) as described in the paragraph below.

2.	Proxy Voting Procedures for ERISA Accounts

The Department of Labor (the “DOL”), which enforces fiduciary standards for sponsors and managers of employee benefit plans that are subject to ERISA, has taken the position that the right to vote shares of stock owned by an ERISA plan is, in itself, an asset of the plan.

In 2008, the DOL published its Interpretive Bulletin 08-2 (“08-2”), which sets forth the DOL’s interpretation of how the requirements of ERISA affect the exercise of shareholder rights. The DOL stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. The responsibility for voting or deciding not to vote proxies lies exclusively with the plan trustee except to the extent that either (1) the trustee is subject to the direction of a named fiduciary or (2) the power to manage, acquire or dispose of the relevant assets has been delegated by a named fiduciary to one or more investment managers. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In addition, the DOL stated in 08-2 that if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

The DOL stated in 08-2 that the fiduciary duties described in ERISA require that, in voting proxies, regardless of whether the vote is made pursuant to a statement of investment policy, the responsible fiduciary must consider only those factors that relate to the economic value of the plan’s investment and should not subordinate the interests of the participants and beneficiaries in their retirement income to unrelated objectives. If the cost of exercising a vote on a particular proxy proposal could exceed any expected economic benefit that the plan could expect to gain in voting on the proposal and if the exercise of voting rights could result in the imposition of unwarranted trading and other restrictions, the fiduciary has an obligation to refrain from voting. The plan fiduciary must weigh the costs and benefits of voting on proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants, beneficiaries, and economic interests.

Solely with respect to ERISA accounts, the Firm will act in a manner consistent with 08-2. In particular, where the named fiduciary of the applicable ERISA plan has reserved to itself (or to another fiduciary in accordance with the applicable ERISA plan document) the right to direct the voting of some or all proxies, the Firm will deliver to such fiduciary all such proxy materials for exercise by that ERISA plan fiduciary. Where the named fiduciary has not reserved such voting right but has expressly conditioned the Firm’s engagement as investment manager upon compliance with a statement of investment policy that includes policies on proxy voting, the Firm will vote the proxies for shares in the applicable ERISA accounts managed by the Firm in a manner consistent with such policies except to the extent that the Firm determines that adherence to such policies would violate its fiduciary duties under ERISA.

In all other cases where the Firm has been appointed as an investment manager for an ERISA account, the Firm will vote the proxies for shares of stock under the Firm’s control that are held for the applicable ERISA plan in a manner consistent with its fiduciary duties under ERISA and with a view to enhancing the value of the shares of stock, taking into account the period over which the Firm expects to hold such shares for the applicable ERISA plan. The Firm will maintain accurate records of its voting of shares of stock held for its ERISA accounts, including, where appropriate, cost-benefit analyses, and will make such records or extracts thereof available to plan administrators and fiduciaries upon request.

The above policies regarding proxy voting for ERISA accounts will take precedence over the following general proxy voting guidelines in the event of any conflict between them. The proxy voting policies and procedures set forth above are not applicable to the voting by the Firm of proxies on behalf of non-ERISA accounts.

3.	General Proxy Voting Procedures

All proxies received by the Firm will be sent to the Chief Compliance Officer (“CCO”). The CCO will:

•	keep a record of each proxy received;

•	determine which funds and accounts managed by the Firm hold the security to which the proxy relates; and

•	absent material conflicts (see Section 5 below), consult with the other officers of the Firm and the portfolio managers for the applicable funds and accounts to determine how the Firm should vote the proxy.

The portfolio managers for the applicable funds and accounts will send their respective decisions on how the Firm will vote a proxy to the CCO. The CCO is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

The Firm may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the CCO will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

4.	General Voting Guidelines

Voting is subject to the advisory agreements of the respective Kynikos Companies. In the absence of specific voting guidelines from the Kynikos Companies, the Firm will vote the proxies in the best interest of each particular Kynikos Company, which may result in different results for proxies for the same issuer. The Firm believes that voting proxies in accordance with the following guidelines is in the best interest of each Kynikos Company:

Specific Policy

Generally, the Firm will vote in favor of routine corporate housekeeping proposals, where no corporate governance issues are implicated, including, but not limited to:

•	election of directors;

•	selection of independent auditors;

•	increases in or reclassification of common stock;

•	management recommendations adding or amending indemnification provisions in charter or by-laws;

•	outside director compensation;

•	proposals that maintain or strengthen the shared interests of shareholders and management;

•	proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management; and

•	proposals that maintain or increase the rights of shareholders.

Generally, the Firm will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including, but not limited to, proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

General Policy

For routine corporate housekeeping proposals that implicate corporate governance changes, non-routine proposals where no specific policy applies or a proposals for which material conflicts of interest exist (see Section 5 below), then the Firm may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Firm shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot. The Firm will determine whether a proposal is in the best interests of the applicable Kynikos Companies and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Firm’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

5.	Conflicts of Interest

The CCO, in consultation with the President, will seek to identify conflicts the Firm may have in voting proxies. The CCO will review the relationship between the Firm and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of the Firm or an affiliate of the Firm or has some other relationship with the Firm or a client of the Firm.

In the event of a material conflict, the Firm will:

•	disclose such conflict to the affected clients and either (i) obtain written directions from such affected clients as to how to vote their proxies or (ii) request that such affected clients vote their proxies themselves;

•	engage a disinterested third party to determine how to vote the proxies; or

•	abstain from voting if such action is determined by the Firm to be in the best interest of the affected clients under the circumstances.

6.	Disclosure

Consistent with Rule 206(4)-6 under the Advisers Act, the Firm shall take reasonable measures to inform its clients of (i) this Proxy Policy and (ii) the process or procedures a client must follow to obtain information regarding how the Firm voted with respect to assets held in such client’s accounts. This information may be provided to clients through the Firm’s Form ADV (Part 2A) disclosure or by separate notice to the client.

If a client requests information on how the Firm voted such client’s proxies, the CCO shall prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how the Firm voted the client’s proxy. In addition, a copy of this Proxy Policy shall be furnished to any client of the Firm upon such client’s request.

7.	Recordkeeping

The CCO will maintain files relating to this Proxy Policy in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm. Records of the following will be included in the files of the Firm:

•	copies of this Proxy Policy, and any amendments thereto;

•	a copy of each proxy statement that the Firm receives, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;[1]

•	a record of each vote that the Firm casts;[2]

•	a copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision;

•	a copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies; and

•	a copy of each document, including, but not limited to, all written notices, consents and other communication (including emails or other electronic communications) to or from the client, regarding any conflict with respect to voting a proxy.

[1]	The Firm may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).
[2]	The Firm may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

APPENDIX X

LYRICAL ASSET MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

The Firm provides investment advisory services to investment funds and managed accounts, and invests the assets of these Funds and accounts in securities issued by public issuers. The Firm has authority to vote proxies relating to such securities on behalf of the Funds and accounts it manages.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

The Portfolio Manager is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies”). The office manager is responsible for the actual voting of all proxies in a timely manner, while the Compliance Officer is responsible for monitoring the effectiveness of the Policies. (See Section IV, “Procedures for Proxies”.)

The Policies attempt to generalize a complex subject. The Firm may, from time to time, determine that it is in the best interests of its clients to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Officer.

I.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Funds managed by the Firm, as determined by the Firm in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;

•	the anticipated costs and benefits associated with the proposal;

•	the effect on liquidity; and

•	customary industry and business practices.

II.	Specific Policies

A.	Routine Matters

Routine matters are typically proposed by Management (as defined below) of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the company; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the company; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company.

For routine matters, the Firm will vote in accordance with the recommendation of the company’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Firm’s opinion, such recommendation is not in the best interests of the investing funds or accounts.

1.	General Matters

The Firm will generally vote for proposals:

•	to set time and location of annual meeting;

•	to change the fiscal year of the company; and

•	to change the name of a company.

2.	Board Members

a. Election or Re-Election. The Firm will generally vote for Management proposals to elect or re-elect Board members.

b. Fees to Board Members. The Firm will generally vote for proposals to increase fees paid to Board members, unless it determines that the compensation exceeds market standards.

3.	Capital Structure

The Firm will generally vote for proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the investing funds or accounts or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests, except in each instance for standard poison pill provisions.

4.	Appointment of Auditors

The Firm will generally vote for the approval of auditors and proposals authorizing the Board to fix auditor fees, unless:

•	the Firm has serious concerns about the accountants presented, including their independence, or the audit procedures used; or

•	the auditors are being changed without explanation.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by a company’s Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of incorporation applicable to the company. It is the Firm’s general policy to vote on such matters in accordance with Management’s recommendation. In an unexpected instance where the Firm would not wish to follow Management’s recommendation the Firm expects to sell the funds’ and managed accounts’ shares in the subject Company prior to the shareholder meeting.

C.	Abstaining from Voting or Affirmatively Not Voting

The Firm will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Firm determines that abstaining or not voting is in the best interests of the fund or account. In making such a determination, the Firm will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy; and (iii) whether the Firm has sold the underlying securities since the record date for the proxy. The Firm will not abstain from voting or affirmatively decide not to vote a proxy if the Fund or account is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended. Furthermore, the Firm will not abstain from voting or affirmatively decide not to vote merely to avoid a conflict of interest.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the investing Funds or accounts, on the one hand, and the interests of the Firm or its affiliates, on the other hand. If the Firm determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Firm will address matters involving such conflicts of interest as follows:

A. If a proposal is addressed by the specific policies herein, the Firm will vote in accordance with such policies;

B. If the Firm believes it is in the best interest of the investing Funds or accounts to depart from the specific policies provided for herein, the Firm will be subject to the requirements of C or D below, as applicable;

C. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, the Firm may vote such proxy as it determines to be in the best interest of the investing Funds or accounts, without taking any action described in D below, provided that such vote would be against the Firm’s own interest in the matter (i.e., against the perceived or actual conflict). The Firm will memorialize the rationale of such vote in writing; and

D. If the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Firm, and the Firm believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Firm must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the Funds or accounts, as applicable; (c) inform the investors in the investing Funds or the owners of the investing accounts of the conflict of interest and obtain consent to (majority consent in the case of a Fund) vote the proxy as recommended by the Firm; or (d) obtain approval of the decision from the Firm’s Compliance Officer and third party Legal Advisors.

IV.	Procedures for Proxies

The Chief Investment Officer will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the office manager in accordance with the Policies.

Any proxies that are not clearly “routine” will be submitted to the Portfolio Manager, who/which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the office manager for submission to the company. Upon receipt of an executed proxy, the office manager will update the investing Funds’ or accounts’ proxy voting record. The office manager is responsible for the actual voting of all proxies in a timely manner. The Compliance Officer is responsible for monitoring the effectiveness of the Policies.

In the event the Firm determines that the investing Funds or accounts should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Firm will submit the proxy to such third party or committee for a decision. The office manager will execute the proxy in accordance with such third party’s or committee’s decision.

V.	Record of Proxy Voting

The office manager will maintain a spreadsheet log of all proxies voted, detailing the vote on each matter.

The Firm will maintain a record of each written request from an investor in a Fund or owner of a managed account for proxy voting information and the Firm’s written response to any request (oral or written) from an investor in a Fund or owner of an managed account for proxy voting information.

The Compliance Officer will maintain such records in its offices for two years from the end of the fiscal year during which the record was created, and for an additional three years in an easily accessible place.

Sirios Capital Management, L.P.

Proxy Voting Policies and Procedures

Proxy Voting Procedures

The Adviser’s Proxy Voting Procedures consist of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.	Statement of Policy

As a fiduciary, the Adviser is required to, at all times, act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any registered investment adviser who votes proxies on behalf of clients to have written policies and procedures. The Adviser has adopted Proxy Voting Policies and Procedures (the “Procedures”) that it believes are reasonably designed to insure that proxies are voted in the best interest of each Client, and in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act. A copy of the Adviser’s Procedures is attached to this Manual as Exhibit J.

2.	Who is Responsible For Implementing this Policy?

The Compliance Officer (or designee) is responsible for implementing, updating and monitoring the Adviser’s Procedures, for insuring appropriate disclosure is given to Clients and Fund investors, and assisting in the resolution of conflicts of interests. The Adviser has retained Institutional Shareholder Services (“ISS”), a third-party proxy voting service, to assist with the Adviser’s proxy voting responsibilities. ISS is responsible for the maintenance of copies of the Adviser’s proxy records, and related documentation. The Compliance Officer is responsible for maintenance of documentation, if any, in connection with conflict resolution. The Compliance Officer can delegate any of his or her responsibilities under this policy to another person.

3.	Procedures to Implement this Policy

The Procedures provide detailed guidelines as to the manner in which proxies will be voted and the basis for the voting decisions. The key elements for administering the Procedures are summarized below:

Administration

An employee designated by the Compliance Officer should monitor, evaluate and update the Procedures, as appropriate, which may include, for example, the following:

•	Providing a copy of the Procedures, and any amendments, to all portfolio managers and to ISS (or any other delegate);

•	Ensuring that voting responsibility between the Adviser and the Client is clearly established;

•	When a material conflict of interest has been identified, taking the necessary steps to resolve the matter in accordance with the Adviser’s Procedures;

•	Coordinating with third party delegates who have been retained to vote on behalf of the Adviser; and

•	Reviewing the Procedures periodically as needed to assess their adequacy, including consulting with outside counsel to stay abreast of the regulations affecting the Advisor’s proxy voting obligations.

Client Disclosure

The Adviser is required to provide Clients with a summary of its Procedures. Item 17 of Form ADV Part 2A contains a summary of the Adviser’s Procedures and the Compliance Officer should take the necessary steps to ensure that this summary adequately discloses the parameters of the Adviser’s Procedures.

A prospective Private Fund investor or separate account client will receive the summary of the Adviser’s Procedures in Form ADV Part 2A. See the Investor Intake Procedures – Private Funds and Client Intake Procedures– Separate Accounts sections of this Manual.

A Registered Fund is required to file an annual report on Form N-PX indicating how the Adviser voted proxies for the Registered Fund’s portfolio securities. In its capacity as a subadviser to a Registered Fund, the Adviser generally will not be charged with making a Registered Fund’s filings on Form N-PX. However, it is the Adviser’s policy to provide timely and accurate information to the investment adviser or other party designated by the Registered Fund to make the requisite filings on its behalf, in accordance with the terms of its subadvisory agreement with the Adviser.

A Registered Fund’s board typically also requires that an amendment to the investment adviser’s proxy voting policy or instance of voting a proxy contrary to such policy be reported to the board in a manner and timeframe set forth in the Registered Fund’s subadvisory agreement. The Compliance Officer shall maintain a record for each Registered Fund of all proxy voting information and reports that must be provided by the Adviser to, or on behalf of, the Registered Fund in accordance with the terms of its subadvisory agreement. The Compliance Officer shall be responsible for the preparation and timely delivery of such information and reports, which may be due periodically, upon request, or upon the occurrence of specified events.

Client Requests for Proxy Records

Investor Relations personnel should forward any requests by a Client for its proxy voting records to the Compliance Officer. The Compliance Officer shall determine the appropriate response and either the Compliance Officer or a member of the Investor Relations department shall respond to all client requests for documentation relating to proxies voted on their behalf.

Maintaining Records

The Compliance Officer should maintain the following records:

•	A copy of the Adviser’s Procedures and all amendments;

•	Copies of communications with Clients regarding proxy voting;

•	Evidence of disclosure of the Procedures to all Registered Funds, Private Fund investors and separate account clients through Form ADV Part 2A;

•	A record of each Client’s request for proxy voting records (if any);

•	Any record or analysis created by the Adviser to assist it in voting proxies;

•	Documentation of the basis for any exception or deviation from the Adviser’s Procedures in voting a proxy for a Registered Fund’s portfolio securities; and

•	Documentation, if any, created relating to the resolution of conflicts.

ISS should maintain, on behalf of the Adviser, the following records:

•	Copies of each proxy received;

•	A record of votes cast; and

•	Documentation created that is material to the voting decisions.

I.	Statements of Policies and Procedures

A.	Proxy Voting Authority. Unless otherwise specifically directed by a separate account client, Registered Fund or Private Fund (each a “Client”) in writing, the Adviser is responsible for the voting of proxies related to securities that it manages on behalf of its Clients. Any directions from Clients to the contrary must be provided in writing.

B.	Policy Statement. The Advisers Act requires the Adviser, at all times, to act solely in the best interest of its clients. The Adviser has adopted and implemented these Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with the Adviser’s fiduciary duties, and consistent with the requirements of Rule 206(4)-6 under the Advisers Act.

The Adviser has established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, the Adviser generally votes proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. The Adviser may, however, from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part II of these Proxy Voting Policies and Procedures.

C.	Institutional Shareholder Services. In order to facilitate the proxy voting process, the Adviser has retained the services of Institutional Shareholder Services (“ISS”) as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, auditing, recordkeeping, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Adviser may rely upon ISS research in establishing its proxy voting guidelines and many of the Adviser’s guidelines are consistent with ISS positions, the Adviser may deviate from ISS recommendations on general policy issues or specific proxy proposals.

•	Meeting Notification. The Adviser utilizes ISS’ voting agent services to receive notification of upcoming shareholder meetings for portfolio companies and to transmit votes to the appropriate custodians for its Clients. ISS tracks and reconciles the Adviser’s holdings and list of portfolio companies against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to the Adviser through an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

•	Vote Determination. ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, the Adviser may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Adviser.

•	Conflicts of Interest. In the event the Adviser becomes aware that there may be a material conflict of interest between the interests of its clients and its interests (including those of its affiliates, managers, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”) the Adviser generally votes the proxy in accordance with the Adviser’s pre-determined policies and guidelines or otherwise in a manner consistent with the voting recommendation of ISS.

D.	Limitations on the Adviser’s Responsibilities

1.	Limited Value. The Adviser may abstain from voting a client proxy if the Adviser concludes that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Costs exceed benefits. The Adviser may abstain from voting a client proxy if the Adviser believes that the costs of voting the proxy exceed the expected benefit to the client of voting the proxy. For example, the Adviser generally will not attempt to segregate or recall securities on loan for the purpose of voting proxies because as a general matter, the cost and difficulty of recalling or segregating these securities does not outweigh the benefits associated with related securities lending activity.

3.	Borrowed Securities. The Adviser shall use its best efforts to vote securities borrowed by a Fund’s prime broker through a collateral arrangement, by instructing the Funds’ prime brokers to move any securities they have borrowed into a segregated account for upcoming proxy record dates. The Adviser recognizes that such instructions are subject to limitations based on the prime broker’s policies, and the Adviser shall not be responsible for ensuring that such securities are actually moved to a segregated account or voted.

4.	Special Client Considerations.

a.	Registered Funds. The Adviser votes proxies of its mutual fund clients, if any, subject to the Registered Funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect to any Clients subject to ERISA, the Adviser votes proxies in accordance with its duty of loyalty and prudence, in compliance with the plan documents, as well as its duty to avoid prohibited transactions.

5.	Client Direction. Unless otherwise directed by a client in writing, the Adviser is responsible for voting proxies related to securities that it manages for the Clients. A Client may from time to time direct the Adviser in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. The Adviser will follow any such written direction for proxies after its receipt of such written direction.

E.	Disclosure. Private Fund investors may request information regarding how their Private Fund’s proxies were voted from Adviser, which in turn may provide such information on the basis of reports provided to the Adviser by ISS. A separate account client for whom the Adviser is responsible for voting proxies also may obtain information from the Adviser regarding how the Adviser voted the client’s proxies. Registered Fund investors may review a full record of how the Adviser voted proxies for the portfolio securities of the Registered Fund in its annual report on Form N-PX, available at www.sec.gov.

F.	Review and Changes. The Adviser shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon its experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a Client, the Adviser may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any Client (or, in the case of a Fund, any Fund investor). However, with respect to Registered Funds for which the Adviser serves as subadviser, the Adviser may be required to provide notice of changes in these Proxy Voting Policies and Procedures pursuant to the Registered Fund’s subadvisory agreement. Clients may request a current version of the Adviser’s Proxy Voting Policies and Procedures by contacting the Compliance Officer. Private Fund investors may request a current version of our Proxy Voting Policies and Procedures from the directors or general partner of their Private Fund. Registered Fund investors may review a description or copy of the Adviser’s Proxy Voting Policies and Procedures in the Registered Fund’s registration statement.

G.	Delegation. The Adviser has delegated certain of its responsibilities under these Proxy Voting Policies and Procedures to ISS, as described above, and may, in the future, delegate additional responsibilities to ISS or other third party. However, the Adviser retains final authority for proxy voting. The Adviser shall oversee the ISS relationship and shall monitor ISS (or such other delegate determined by the Adviser) for compliance with these Proxy Voting Policies and Procedures.

H.	Maintenance of Records. The Adviser or ISS shall maintain its records with respect to proxies in accordance with the requirements of the Advisers Act. The Adviser may, but need not, maintain proxy statements that it receives regarding Client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. The Adviser also may rely upon one or more third parties to maintain certain records required to be maintained by the Advisers Act.

II.	Proxy Issues

The Adviser maintains pre-determined polices and guidelines for voting certain proposals in a particular manner, in accordance with ISS. Such policies and guidelines may be revised by ISS and/or the Adviser from time to time. In addition, the Adviser reviews upcoming proxy votes to determine whether any matter is sufficiently material (based on both significance of the matter being voted on and the number shares held by the Adviser) to merit further consideration, in which case the Adviser will determine whether or not to rely upon its pre-determined policies and guidelines with respect to the matter.

Canyon Capital Advisors LLC

Proxy Voting Policies and Procedures

APPENDIX D - CCA

PROXY VOTING POLICIES AND PROCEDURES

I.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Canyon Capital Advisors LLC (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held by funds and/or managed accounts advised by the Adviser. Any questions about these policies and procedures should be directed to Doug Anderson at 310/272-1360.

II.	PROXY VOTING POLICIES

A.	If the client is the beneficial owner of less than 1% of an issuer’s outstanding securities

Most of the securities held for clients constitute a small percentage of the ownership of the issuer of such securities; therefore, the Adviser does not expect such issuers to be impacted by the client’s proxy votes related to such securities. Accordingly, the Adviser has determined that its clients interests will not be impacted by such proxy votes and that the benefits to the clients related to any such vote would be small and the costs associated with investigating how best to vote such proxies would exceed such benefits. Consequently, the Adviser does not intend to vote or evaluate proxies relating to a security if the client is the beneficial owner of less than one percent (1%) of the outstanding securities of such issuer. If, however, the Adviser determines that the subject matter of a proxy for any such security may nonetheless be material to a client’s account and that the vote may impact the outcome of such vote, the Adviser shall vote the proxy in a manner that is in the best interest of the client. Notwithstanding anything to the contrary in the foregoing, the Adviser will vote a proxy as dictated by any client’s written instructions, if any. Additionally, certain of its clients have securities lending agreements with their prime broker/custodian and for purposes of determining whether a client is the beneficial of one percent (1%) of the outstanding securities of an issuer, Canyon will not include securities that are on loan, as Canyon does not have the ability to vote such proxies.

B.	If the client is the beneficial owner of more than 1% of an issuer’s outstanding securities

The adviser will consider proxies relating to a security if the client is the beneficial owner of more than one percent (1%) of the outstanding securities of such issuer after taking into consideration any securities that have been lent. If the Adviser elects to vote, the Adviser shall vote these proxies in a manner that is in the best interest of the client. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how the result of the requested vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, avoiding further expense of investigation and not voting at all on a presented proposal may be in the best interest of the client).

In voting on each and every issue, the Adviser and its Employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

The Adviser has hired ProxyEdge, an affiliate of ADP, to assist in coordinating its voting of proxies and to provide certain record keeping services. ProxyEdge does not vote proxies for the Adviser, but does inform the Adviser about upcoming proxies related to the securities held by the Adviser’s clients.

C.	Conflicts of Interest

In exercising its voting discretion, the Adviser and its Employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the Client to the extent that the Adviser is aware of any substantive aspect or foreseeable result of the subject matter to be voted upon that raises an actual or potential conflict of interest to the Adviser or:

•	any affiliate of the Adviser (For purposes of these Proxy Voting Policies and Procedures, an affiliate means: (i) any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser; (ii) any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or (iii) any other person for which a person described in clause (ii) acts in any such capacity);

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•	any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business. (Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser has retained ProxyEdge to keep certain records required by applicable law in connection with the Adviser’s proxy voting activities for clients. The Adviser will provide proxy-voting information to clients upon their written or oral request.

III.	Proxy Voting Procedures

A.	The analyst responsible for monitoring the security (the “Responsible Party”) shall be designated by the Adviser to make discretionary voting decisions for the client’s account after consultation with senior management. The Accounting Department will be responsible for processing proxy votes. The Responsible Party should assume that he or she has the power to vote all proxies related to a security held by a fund or a managed account advised by the Adviser.

B.	All proxies and ballots are delivered to and/or received by ProxyEdge. Any proxies received by the Adviser will be forwarded to the Accounting Department and then forwarded to ProxyEdge who will log such proxy upon receipt.

C.	The Responsible Party or the Accounting Department shall determine whether the client(s) is the beneficial owner of more than one percent (1%) of the issuer’s outstanding securities after taking into consideration any securities that have been lent.

•	If not, the Responsible Party will not evaluate the proxy or vote on any matters set forth in the proxy; provided, however, if the Responsible Party is aware that the subject matter of such proxy is material to a client’s account and that the vote may impact the outcome of such vote, then the Responsible Party shall follow the procedures set forth below under clause D of this Section III.

•	If so, the Responsible Party shall follow the procedures set forth below under clause D of this Section III.

D.	If the Responsible Party has determined that the proxy shall be evaluated pursuant to clause C above, the Responsible Party shall follow the procedures set forth in this clause D (otherwise, the Responsible Party shall skip this clause D as no action will be taken):

1.	Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client. At this time, there are no limitations or guidelines imposed by any client.

2.	Prior to voting, the Responsible Party, in consultation with the Compliance Department, will consider whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence of any actual or potential conflict of interest shall be noted by the Responsible Party and/or Compliance Department (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by a Managing Partner of the Advisor). If not such conflict exists, the Responsible Party will skip to 4 below.

3.	If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee in sufficient detail and with sufficient time (to the extent practicable under the circumstances) to reasonably inform the client of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe: (a) the proposal to be voted upon; (b) the actual or potential conflict of interest involved; (c) the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and (d) if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, in an effort to act in the best interest of the client under the circumstances, the Adviser may:

a.	rely upon the vote recommendation of an independent third-party (in such a situation the Adviser will likely rely on the vote recommendation of Glass-Lewis) if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person);

b.	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person); or

c.	abstain from voting.

4.	Once a decision has been made regarding whether or not to vote the proxy, the Responsible Party will instruct the Accounting Department how to vote (i.e., either for or against the various proposals).

In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:

A record of the vote cast, if any (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

A record memorializing the basis for the vote cast or if no vote is cast, a record of the analysis and determination that the cost of voting the proxy exceeds the benefit to the client of voting the proxy (in most cases owning less than 1% will satisfy this requirement);

A copy of any document created by the Adviser or its Employees that was material in making the decision on how to vote the subject proxy; and

A copy of any Conflict Notice and/or conflict consent, if applicable.

The above copies and records shall be retained by the Adviser for a period not less than five (5) years from the end of the fiscal year during which the last entry was made on such record (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

E.	In accordance with SEC Rule 204-2(c)(2), as amended, the Adviser shall retain the following:

1.	A copy of the proxy statement received, unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system; and

2.	A copy of any request or any other written communication (including emails or other electronic communications) to or from the client regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years from the end of the fiscal year during which the last entry was made on such record (or in the case of an Employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

IV.	Disclosure

Consistent with SEC Rule 206(4)-6, as amended, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV Part 2A disclosure or by separate notice to the client (or in the case of an Employee benefit plan, the plan’s trustee or other fiduciaries).

Last updated: October 22, 2013

APPENDIX D - RC

PROXY VOTING POLICIES AND PROCEDURES

I.	BACKGROUND

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of River Canyon Fund Management LLC (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

•	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

•	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held by funds and/or managed accounts advised by the Adviser. Any questions about these policies and procedures should be directed to Doug Anderson at 310/272-1360.

II.	PROXY VOTING POLICIES

A.	General Principles

The Adviser shall vote proxies in a manner that is in the best interest of the client. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how the result of the requested vote will economically impact and affect the value of the client’s investment.

In voting on each and every issue, the Adviser and its Employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

The Adviser has hired ProxyEdge, an affiliate of ADP, to assist in coordinating its voting of proxies and to provide certain record keeping services. ProxyEdge does not vote proxies for the Adviser, but does inform the Adviser about upcoming proxies related to the securities held by the Adviser’s clients.

FIRST PACIFIC ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as a discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds (collectively referred to as client or clients). The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing. The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by the Adviser will be addressed as above. Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director, or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account. Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination. However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held. The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote is materially important to the client’s account, the adviser may recall the security for purposes of voting.

Unsupervised Securities. The adviser will not vote unsupervised securities.

Non-Discretionary Accounts. If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/ Non-U.S. proxies. The adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform (including ProxyEdge and ISS) because some issuers do not reimburse custodians for the distribution of proxies. The adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

PROXY MANAGEMENT SYSTEMS

FPA utilizes Broadridge’s proxy management system, ProxyEdge, for electronic proxy notification, on-line voting, tracking, monitoring, management, and reporting. Prior to receiving any electronic ballots, account must be setup with Broadridge using their Account Registration Form, which includes a section for the client’s custodian to validate. FPA is responsible for completion of Part I of the Account Registration Form and when possible, will attach the partially completed form to the proxy notification letter sent to the new account’s custodian who is required to validate and complete Parts II and III. The custodian will forward the completed Account Registration Form to Broadridge via e-mail or fax. Once the account is set up with Broadridge, each time the custodian passes votable positions for that account, they will be passed electronically to FPA via ProxyEdge.

In instances when an account has not yet been set up with ProxyEdge, FPA may utilize an independent proxy voting website (proxyvote.com) to vote electronically. FPA will contact the client’s custodian to obtain the applicable control number and any applicable codes in order to vote the particular ballot. In other instances, such as for some non-U.S. proxies (as described above), FPA may have to forward vote instructions to the custodian directly if the issuer is not on a platform.

Additionally, Northern Trust, as a custodian, uses Broadridge for US proxies and Institutional Shareholder Services (“ISS”) for global proxies. FPA will receive proxy notification from ISS for those clients whose custodian are Northern Trust and will vote ballots using the ISS platform.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ account under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting by telephone. The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, and the date of the telephone call is noted on the proxy and filed in the account’s file. Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually. Sign and date after manually checking each proposal being voted and send through the regular postal service. A copy of the proxy is filed in the account’s file. Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically. Go online and vote each proxy as designated. A confirmation is then returned through e-mail. These confirmations are printed and are then filed with the proxy in the account’s file. Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting foreign proxies manually. For proxies that do not appear on any platform (as previously discussed above), the Adviser will use its best efforts to vote all proxies and evidence communications to vote accordingly, regardless of the outcome of the execution.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting. See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1. these proxy voting policies and procedures, and all amendments thereto;

2. all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3. a record of all votes cast on behalf of clients;

4. records of all client requests for proxy voting information;

5. any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6. all records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request to the Adviser. The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:	Oppose
1. Proposals to stagger the board members’ terms;
2. Proposals to limit the ability of shareholders to call special meetings;
3. Proposals to require super majority votes;
4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
5. Proposals regarding “fair price” provisions;
6. Proposals regarding “poison pill” provisions; and
7. Permitting “green mail.”

2.	Providing cumulative voting rights	Oppose

3.	“Social issues,” unless specific client guidelines supersede	Oppose

4.	Election of directors recommended by management, except if there is a proxy fight	Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies	Approve

6.	Date and place of annual meeting	Approve

7.	Limitation on charitable contributions or fees paid to lawyers	Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate issue arises

10.	Limiting directors’ liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account. If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

HALCYON ASSET MANAGEMENT LLC AND AFFILIATED INVESTMENT ADVISORS

PROXY VOTING POLICIES

2011

1.	General Policy Regarding Proxy Voting

These policies and procedures are designed to reflect the fiduciary duty of the Management Companies to act in a manner that furthers the best interests of their clients when voting proxies or consents or when deciding not to vote or consent. In determining how or whether to vote proxies or consents, the Management Companies will not subordinate the economic interests of their clients to any other person or the Management Companies’ self-interest. Decisions will be made by Portfolio Management and based on the financial interest of each advisory client in light of the specific applicable investment strategy.

2.	Proxy Voting Procedures

The Management Companies’ policy is to review each proxy or information statement on an individual basis and to base its voting or consent decision on their judgment about what will best serve the interests of their advisory clients.

The Management Companies’ Operations Manager or his or her designee will notify relevant Research Analysts of pending corporate actions involving the advisory client portfolios. The Research Analyst assigned to the transaction or security will consult with a member of the Investment Committee who is responsible for the ultimate determination regarding the proper vote or consent. The Research Analyst will then communicate the decision by the Investment Committee to the Operations Manager typically prior to the close of business on the day prior to the vote deadline. The Operations Manager will utilize the website www.proxyvote.com to transmit the proxy vote or consent, and will receive confirmation of the vote or consent from the website. Upon receipt of said confirmation, the Operations Manager will forward the confirmation to the Chief Compliance Officer or his or her designee. The Chief Compliance Officer or his or her designee shall retain this information for five years from the date such proxy vote or consent is executed.

If in reviewing the corporate action, the Investment Committee determines that a material conflict may exist between the Management Companies’ interests and those of the advisory clients and the Investment Committee shall inform the Conflicts Committee of such material conflict. The Conflicts Committee will evaluate the potential or actual conflict and, may, in its discretion, elevate the matter to the Management Committees for further review. Accordingly, either the Conflicts Committee or the Management Committees shall determine the appropriate course of action to resolve the conflict in the interests of the advisory clients.

Additionally, in certain circumstances, Managing Principals may determine that it is in the best interests of the Management Companies’ advisory clients not to vote or consent or that a vote or consent is not required, for example, where the clients’ holdings are relatively small, when the proxy vote covers only routine corporate business, or where the advisory clients’ positions were liquidated between the record date and the vote deadline.

3.	Requests for Information

If one of the Management Companies’ advisory clients requests information regarding how proxies or consents were voted in a specific situation, the Chief Compliance Officer, or his or her designee, shall respond in writing to such client.

If one of the Management Companies’ advisory clients requests a copy of this policy, the Chief Compliance Officer, or his or her designee, shall send a copy to such client.

Brigade Capital Management, LP

Proxy Voting Policies and Procedures

CQS LLC

Proxy Voting Policies and Procedures

Proxy Voting

It is our policy to vote all proxies in our clients‘, for which CQS US has discretionary authority, overall best economic interest without regard to the interests of CQS US and its employees, including, our affiliates, where proxy voting authority has been delegated to and accepted by CQS US. Secondary consideration may be given to the public and social value of each issue, depending on the client’s mandate and applicable client imposed guidelines, if any. For purposes of the Policy, the “best interests of clients” means, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is also our policy to ensure that complete and accurate disclosure concerning proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients, upon request.

In voting proxies for international holdings, we generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. When this occurs, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies where the valuation impact far outweighs the benefit of voting.

CQS US may decline to accept authority to vote client’s proxies. Instances where a fund’s offering memorandum or an individual client’s investment management agreement provides direction as to how to vote proxies, CQS US’ process is to vote those accounts in accordance with the guidelines provided. However, when no guidelines or guidance is provided, we vote these accounts in accordance with this Policy. Each proxy proposal is considered on its own merits, and an independent determination is made whether to support or oppose management’s position, which is based on our standard guidelines when client direction is not provided. CQS US believes that the recommendation of management should be given substantial weight, but CQS US does not support management proposals that CQS US believes may be detrimental to the underlying value of clients’ positions or where proposals are inconsistent with either the Firm adopted or the underlying client’s guidelines. However, CQS US may decline to accept authority to vote client’s proxies, depending on whether the client imposed guidelines impacts our ability to pursue the investment objectives of the investment strategy.

A. General Guidelines

Proxies are voted in the client’s (or client shareholders’, members’ or partners’) best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. CQS US has adopted proxy voting guidelines (“Guidelines”) relating to certain recurring matters. These Guidelines are reviewed annually to ensure they remain relevant taking into consideration investment strategy and whether they continue to represent our clients’ overall best economic interest. Nevertheless, our investment professionals maintain responsibility for ultimately determining our Guidelines and on matters that impact the value of the underlying security.

[1]	CQS US, for purposes of this policy, makes no distinction between accounts of affiliated companies and other separately managed accounts, if any, each of which are treated consistently under the Policy.

CQS US’ guidelines are to generally vote proxies in line with management’s recommendation for the following routine matters:

•	approval of auditors;

•	name changes;

•	declaring stock splits;

•	changing the date and/or the location of the annual meeting;

•	minor amendments to the articles of incorporation;

•	election of Directors (unless circumstances dictate a vote against);

•	any other issues that do not adversely affect clients’ economic interests.

CQS US votes proxies for all other matters that have or may have an economic impact on the company’s value, based on the sole determination of CQS US’ investment professionals. Our investment professionals’ perform an internal analysis of the matter(s) being proposed. The results of the analysis and the manner in which we voted are memorialized by Compliance in consultation with our investment professionals.

B. Voting Process

Investment Professionals have the ultimate responsibility to determine how best to vote proxies for each separate proposal based on the guidelines above, including its analysis of the each proposal. Investment professionals can override any previously established recommendation on how to vote on a particular proposal should he/she believe that the new recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s).

Compliance provides oversight to ensure all proxies are voted, the basis for each vote cast is memorialized (includes overrides, resolution of conflicts of interests and when abstaining) and that proposals are voted consistently across all accounts, unless there is a documented rationale for deviating. CQS US retains a list of all proxies and the manner in which votes have been cast. Compliance monitors how proxies are voted through a review process, at the time of each vote, with portfolio mangers to identify proxies that are not voted in accordance with this Policy, if any.

CQS US can choose to not vote proxies under the following circumstances:

•	if the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	if the cost of voting the proxy outweighs the possible benefit (such as security lending); or

•	if a jurisdiction imposes share blocking restrictions which prevent us from exercising discretionary authority.

C. Conflicts of Interest

Investment professionals have an affirmative duty to disclose any potential material conflicts known to them related to a proxy vote. Material Conflicts (as described immediately below) may exist in situations where CQS US is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the CQS US or an affiliated person also:

•	manages the issuer’s or proponent’s pension plan;

•	administers the issuer’s or proponent’s employee benefit plan;

•	manages money for an employee group; or

•	if a proposal may harm a client financially while enhancing the financial or business prospects of CQS US. Likewise, if a proposal may harm the financial or business prospects of CQS US while enhancing a Client’s financial position.

Additional Material Conflicts may exist if an executive of CQS US or its control affiliates is a close relative of, or has a personal or business relationship with:

•	an executive of the issuer or proponent;

•	a director of the issuer or proponent;

•	a person who is a candidate to be a director of the issuer;

•	a participant in the proxy contest; or

•	a proponent of a proxy proposal.

Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence our voting decision, the value of the relationship to CQS US and its affiliates may create the appearance of or an actual Material Conflict, e.g., when the issuer is a client of CQS US or its affiliates, whose management fees represents a material revenue stream to CQS US or the organization.

All Conflicts of Interest that may arise from time to time are addressed by Compliance. Material Conflicts that are not able to be resolved by Compliance are referred to CQS UK senior management. If senior management is not able to mitigate the conflict to the point where it no longer materially impacts a client, the matter is then referred to CQS Cayman independent Directors. CQS may not abstain from voting any proxy for the purpose of avoiding a conflict.

D. Recordkeeping and Reporting

All books and records required under the proxy voting Rule 206(4)-6 are retained in accordance with CQS US’ Record Retention Grid, maintained separately by Compliance.

MPAM Credit Trading Partners LP

Proxy Voting Policies and Procedures

ANNEX H

PROXY VOTING POLICY

[Name of the relevant management company] (the “Investment Manager”) and [name of the relevant general partner] serve as the investment adviser and general partner, respectively, of certain of the investment accounts and pooled investment vehicles (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Client’s investment philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Questions and Requests

This document is a summary of the proxy voting process. Clients may obtain, free of a record of proxy votes. Any questions or requests should be directed to the Compliance Officer.

Passport Capital, LLC

14. PROXY VOTING

POLICIES

Passport Capital, LLC (“Passport” or the “Firm”) serves as the discretionary investment adviser to private investment funds and managed accounts as listed in the Firm’s ADV (“Funds”).

Passport accepts and exercises proxy voting authority with respect to securities held in the Funds. Applicable law states that it is a fraudulent, deceptive, or manipulative act for the Firm to exercise voting authority with respect to client securities, without first adopting and implementing written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of its clients. The following policies and procedures have been implemented by the Firm to ensure its compliance with all regulatory requirements.

DISCLOSURE OF PROXY VOTING POLICIES IN FORM ADV PART 2

A summary of the Firm’s proxy voting policies are disclosed in the Firm’s Form ADV Part 2. Material changes to the policies must be made to the Form ADV Part 2 and prospectus or subscription agreement within 30 days of any change.

BEST INTERESTS OF THE CLIENT

It is Firm policy that proxies are voted in accordance with the best interests of the clients who own the Fund that hold the subject security. In order to ensure that proxies are voted in the best interests of the client, the portfolio manager or analyst for the security sector of the soliciting issuer will work with other Passport personnel to:

•	Monitor corporate actions by reviewing, prior to voting, all proxy statements received on behalf of clients that have delegated voting authority.

•	Vote proxies received on behalf of clients that have delegated voting authority unless it is determined that abstaining would best serve client interests.

•	Disclose potential conflicts of interest that exist between the Firm (or its principals or employees) and the client’s best interests and either obtain client Fund consent to vote the proxy or delegate voting authority back to the Fund or a qualified third party.

DETERMINING PROXY VOTES

In the absence of a conflict of interest and subject to the paragraphs set forth below under “Blackbox Policy” and “Securities Lending”, the Firm will vote proxies regarding the following types of corporate matters:

•	Changes in corporate governance structures

•	Adoption of or amendments to compensation plans (including stock options)

•	Matters involving social issues or corporate responsibility

•	Approval of advisory contracts

•	Approval of distribution plans (“12b-1 plans”)

•	Approval of mergers or acquisitions

•	Other matters, as solicited

Prior to voting, the portfolio manager or analyst will evaluate the following documents and information, as available:

•	Proxy statements and other solicitation materials

•	Published reports of the financial condition and current market position of the issuer

•	Market conditions and social issues as publicly debated and discussed by reputable sources

VOTING CRITERIA

Prior to voting the portfolio manager or analyst will evaluate the proxy statement on the basis of one or more of the following factors:

•	The possible impact on the value of the security

•	The possible impact on shareholder rights and privileges

•	The reasonableness of the proposal

•	The possible impact of any proposed mergers, acquisitions and/or corporate restructuring

•	The possible impact of other issues particular to the proxy statement

PROCEDURES

1.0	RECEIPT AND VOTING OF PROXY SOLICITATIONS

1.1	CONFLICTS OF INTEREST.

The portfolio manager or analyst contacts the CCO to review the Firm’s Employee Conflict of Interest Certifications file and the relevant proxy statement received. In the event the portfolio manager or analyst determines that a possible conflict of interest exists between the best interests of the client Fund on whose behalf a proxy will be voted and the interests of the Firm or any of its owners, officers, directors or employees, the conflict of interest procedures described below will be followed.

1.2	VOTING OF PROXIES IN ACCORDANCE WITH CRITERIA

The portfolio manager or analyst reviews the proxy package and votes the proxies in accordance with the evaluation criteria established under the policy. If any documents are created that memorialize the basis for a particular vote, they are kept with a copy of the proxy statement. The CCO, ACO or their designee processes and sends the voted statements, or instructs our outsourced voting service, Institutional Shareholder Services, to send the voted statements. The proxy materials are maintained in a file containing a copy of the statement and voting documentation, if any, in a proxy voting file, kept chronologically by year.

1.3	BLACKBOX POLICY

A portion of the assets of Passport Global Master Fund SPC, Ltd. (the “Global Master Fund”) has been allocated to an automatic trading strategy referred to herein as the “Blackbox”. Because positions held by the Blackbox may be of a very short duration, Passport may receive a proxy package for a position that was, but no longer is, held by the Blackbox. If such situation occurs, and assuming the position is not then currently held by another Passport-advised Fund, Passport will not vote such proxy despite the fact that the Global Master Fund was the record holder as of the record voting date.

1.4	SECURITIES LENDING

From time to time, certain or all of the Passport-advised funds may enter into securities lending agreements. To the extent that a Passport Fund lends a security pursuant to any such arrangement, Passport may not vote the security during such time and, as such, will refrain from any proxy votes that occur while the applicable security is being lent out.

2.0	REVIEW OF POTENTIAL CONFLICTS OF INTEREST

The Firm is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts may arise under the following circumstances:

•	Proxy votes regarding non-routine matters are solicited by a company that has (or whose retirement plans have) an institutional separate account relationship with the Firm or a large investment in one of the Funds managed by the Firm.

•	A Passport employee has a personal interest in the outcome of a particular proxy proposal (which might be the case if, for example, a member of a Passport employee’s immediate family were a director or executive officer of the relevant company).

•	A Passport owner, officer or employee (or a family member or related person of that owner, officer or employee) held a position on the board of directors or is 10% or greater shareholder of (or in the case of a family member or related person, is an officer of) a company, whose securities are held by a client fund and from whom the company is soliciting the fund’s proxy.

All potential conflicts of interest must be brought to the attention of the CCO who will decide whether or not a conflict in fact exists. The CCO will seek to resolve all conflicts in the Fund’s best interest. Voting in accordance with the voting factors described above will generally prevent any conflicts that may appear to exist from affecting Passport’s voting. The CCO will inquire whether the Firm or the portfolio manager deciding how to vote has any interests that could be viewed as potentially conflicting with the interests of Passport’s clients. If there are any potential conflicts, the CCO will consult with other senior management and, as appropriate, an independent fiduciary to determine what votes on those proposals would be in the collective best interest of Passport’s clients.

A log of Conflict of Interest Determinations is maintained. A copy of this form is included with these procedures. Each time a Conflict of Interest is determined to exist by the CCO, the Log is updated to include the relevant security.

3.0	INVESTOR REQUESTS FOR PROXY VOTING INFORMATION

All investor requests for proxy voting information are brought to the attention of the CCO who will send a response letter to the requesting investor within 10 days of our receipt of the request. Copies of the form letters used to respond to such requests are included with these procedures. The response letter includes all relevant information regarding the Firm’s proxy voting procedures or the particular votes cast on behalf of the Fund in which the requesting investor participates, including:

•	Name of security

•	Date the proxy was voted

•	How the proxy was voted; or if not voted

•	When instructions were provided to Glass Lewis for voting, if applicable

4.0	MAINTENANCE OF BOOKS AND RECORDS

The Assistant Compliance Officer is responsible for compliance with applicable proxy voting recordkeeping requirements. The Firm maintains the following proxy-related documents:

4.1	Current and historic proxy voting policies and procedures.

•	A chronological file is maintained by an ACO.

•	Superseded versions of the Firm’s proxy voting policies and procedures are kept onsite in the office for at least 2 years before being moved to offsite storage. Superseded versions are kept for at least 5 years before being destroyed.

4.2	Proxy statements received regarding client securities and records of votes cast on behalf of clients.

•	The Firm keeps copies of each proxy statement voted chronologically by year along with the Firm’s cross reference report.

4.3	Any documents prepared by the portfolio manager or analyst who voted the proxy that were material to making a decision how to vote, or that memorialized the basis for the decision.

•	Any such documents are attached to the applicable proxy statement and filed as above.

4.4	Log of Conflict of Interest Determinations.

4.5	Client Requests for Proxy Voting Information and the Firm’s response.

•	A response letter to all investor proxy information requests is sent to the client within 10 days. Copies of all response letters are kept in a chronological file maintained by an ACO.

5.0	EFFECTIVE DATE

This Policy is effective immediately and was last updated January 1, 2014.